Exhibit 99.1

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 1 of 77 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email: tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) Ameneh Bordi (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com abordi@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE) Debtors. (Jointly Administered) 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 2 of 77 GLOBAL NOTES FOR THE MAY 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”). The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, and the allocation of the purchase price consideration for the North America life & annuity assets between various debtor entities, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. Pending completion of these items, the related purchase price consideration, as adjusted for certain purchase price adjustments, is presented within postpetition payables in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North 2

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 3 of 77 American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed April 2024 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 3

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 4 of 77 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein. 11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * * 4

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 5 of 77 UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS DALLAS In Re. Ebix, Inc. § Case No. 23-80004 § § Lead Case No. 23-80004 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 12/17/2023 Months Pending: 6 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 230 Debtor’s Full-Time Employees (as of date of order for relief): 425 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party 06/21/2024 1 Ebix Way Date Johns Creek, GA 30097 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Ebix, Inc. Case No. 23-80004

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$10,379,874	
b. Total receipts (net of transfers between accounts)	$21,728,936	$99,149,649
c. Total disbursements (net of transfers between accounts)	$19,812,890	$82,193,822
d. Cash balance end of month (a+b-c)	$12,295,921	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$19,812,890	$82,193,822

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$9,137,989
b. Accounts receivable over 90 days outstanding (net of allowance)	$6,913,408
c. Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$102,150
d Total current assets	$158,348,170
e. Total assets	$547,872,165
f. Postpetition payables (excluding taxes)	$408,207,845
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$-279,801
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$407,928,044
k. Prepetition secured debt	$340,187,823
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$315,400,850
n. Total liabilities (debt) (j+k+l+m)	$1,063,516,717
o. Ending equity/net worth (e-n)	$-515,644,552

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$339,900,000
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$333,521,553
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$6,378,447

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$4,051,509	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$2,979,217	
c. Gross profit (a-b)	$1,072,292	
d. Selling expenses	$526,004	
e. General and administrative expenses	$1,697,778	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$353,089	
h. Interest	$101,689	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$9,886,482	
k. Profit (loss)	$-11,492,749	$-39,650,623

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Ebix, Inc. Case No. 23-80004

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$6,604,722	$22,348,259	$6,604,722	$22,348,259
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Mayor Brown LLP	Other	$727,698	$3,609,023	$727,698	$3,609,023
	ii	FTI Consulting	Financial Professional	$406,674	$1,665,249	$406,674	$1,665,249
	iii	Jefferies Finance LLC	Financial Professional	$258,331	$1,173,331	$258,331	$1,173,331
	iv	Omni Agent Solutions Inc	Other	$189,870	$644,738	$189,870	$644,738
	v	AlixPartners	Financial Professional	$2,207,883	$6,032,484	$2,207,883	$6,032,484
	vi	Sidley Austin LLP	Lead Counsel	$1,798,637	$5,043,876	$1,798,637	$5,043,876
	vii	McDermott Will & Emery LLP	Other	$254,401	$1,643,510	$254,401	$1,643,510
	viii	Huron Consulting Services LLC	Financial Professional	$75,517	$1,134,677	$75,517	$1,134,677
	ix	Berkeley Research Group, LLC	Financial Professional	$614,544	$1,280,199	$614,544	$1,280,199
	x	DLA Piper	Other	$0	$50,000	$0	$50,000
	xi	Kane Russell Coleman Logan	Other	$71,169	$71,169	$71,169	$71,169
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Ebix, Inc. Case No. 23-80004

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Ebix, Inc. Case No. 23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$348,110	$480,959	$348,110	$480,959
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$150,000	$150,000	$150,000	$150,000
	vi	Gokare Law Firm	Local Counsel	$75	$25,650	$75	$25,650
	vii	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	viii	Hilco Real Estate Appraisal, LL	Other	$0	$9,500	$0	$9,500
	ix	Indus Law	Local Counsel	$29,176	$87,528	$29,176	$87,528
	x	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	xi	KPMG India Private Limited	Financial Professional	$19,570	$19,570	$19,570	$19,570
	xii	Marketsphere Consulting	Financial Professional	$0	$1,650	$0	$1,650
	xiii	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$30,004	$0	$30,004
	xiv	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0

UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Ebix, Inc. Case No. 23-80004

	xv	Skadden, Arps, Slate, Meagher	Local Counsel	$149,289	$157,057	$149,289	$157,057
	xvi	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Ebix, Inc. Case No. 23-80004

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Ebix, Inc. Case No. 23-80004

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c.	All professional fees and expenses (debtor & committees)			$6,952,833	$22,829,218	$6,952,833	$22,829,218

	Part 6: Postpetition Taxes	Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$9,916	$150,016
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$-685,636	$-429,817
g.	Postpetition other taxes paid (local, state, and federal)	$118,698	$1,253,653

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●		
c.	Were any payments made to or on behalf of insiders?	Yes ●	No ○		
d.	Are you current on postpetition tax return filings?	Yes ●	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ●	No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ●	No ○	N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ●	No ○		
	If yes, are your premiums current?	Yes ●	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ●	No ○		
k.	Has a disclosure statement been filed with the court?	Yes ●	No ○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○		

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Ebix, Inc. Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 14 of 77 Debtor’s Name Ebix, Inc. Case No. 23-80004 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 10

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 15 of 77 Debtor’s Name Ebix, Inc. Case No. 23-80004 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 16 of 77 Debtor’s Name Ebix, Inc. Case No. 23-80004 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 17 of 77 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: May 1—May 31, 2024 Ebix, Inc. Receipts Customer Receipts $ 9,123,882 Other Receipts 605,055 Debt Proceeds 12,000,000 Total Receipts $ 21,728,936 Disbursements Payroll & Benefits $ (2,164,340) 3rd Party Trade Vendors (2,365,499) Ordinary Course Professionals –Taxes & Duties (118,698) Zinnia Distributions (4,701,202) Other Operating Disbursements (81,132) Total Disbursements $ (9,430,871) Net Operating Cash Flow $ 12,298,065 Other Non-Operating Cash Flows $ (47,142) Restructuring Professional Fees (10,334,876) Debt Service—Fees – Total Non-operating Cash Flows $ (10,382,018) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (441,433) Intercompany Transfers (net) $ (441,433) Net Cash Flow $ 1,474,614 Beginning Bank Cash $ 10,379,874 Net Cash Flow 1,474,614 Ending Bank Cash $ 11,854,488

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 18 of 77 MOR-2 In re: EBIX, INC., et al. Lead Case No: 23-80004 Balance Sheet as of May 31, 2024—(Unaudited) Reporting Period: May 1—May 31, 2024 Agency Solutions.com, LLC d/b/a/ Health Connect Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. LLC ConfirmNet Corporation A.D.A.M., Inc. Assets Current Assets: Cash and Cash equivalents $ 12,554,022 $ – $ – $ – $ – $ –Fiduciary funds—restricted – – – – – –Accounts receivable, less allowance 9,642,305 – 151,657 72,679 7,787,138 474,422 Intercompany receivable 80,248,461 – – – – –Other current assets 55,903,382 – – 1,096 189 39,948 Total current assets $ 158,348,170 $ – $ 151,657 $ 73,775 $ 7,787,327 $ 514,370 Property and equipment, net 22,017,362 – – – – 9,730 Right-of-Use Assets 189,218 578,351 – – – 127,458 Goodwill 192,040,854 – 4,706,870 20,404,124 13,540,891 60,111,616 Intangible assets, net 5,872,841 – 226,104 0 (0) 185,556 Indefinite-lived intangibles – – – – – –Capitalized software development costs, net 585,772 – – – – –Deferred tax assets, net—long-term 22,033,811 – (8,308) (992,339) 3,074,537 1,921,924 Other assets 146,784,137 – (5,216,707) – – – Total assets $ 547,872,165 $ 578,351 $ (140,384) $ 19,485,560 $ 24,402,754 $ 62,870,654 Liabilities & Equity Current Liabilities Accounts Payable and accrued expenses $ 24,175,645 $ – $ – $ 23,501 $ – $ 36,217 Accrued payroll and related benefits 1,617,941 – 3,458 27,042 1,593 14,114 Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 11,637,494 – – – – –Current portion of long term debt and capital lease obligations – – – – – –Intercompany payable 41,095,093 2,748,222 14,052 (103,337) 2,127,214 (268,156) Deferred revenue 6,156,754 – 83,978 1,546 258,839 618,813 Short term lease liability – – – – – –Other current liabilities 323,245,117 – – – – – Total Current Liabilities $ 407,928,044 $ 2,748,222 $ 101,487 $ (51,248) $ 2,387,645 $ 400,988 Liabilities Subject to Compromise Accounts Payable and accrued expenses $ 6,989,671 $ – $ – $ 5,179 $ 10,842 $ 64,309 Accrued payroll and related benefits 180,350 – – – – –Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 341,615,031 – – – – –Current portion of long term debt and capital lease obligations 77,440 – – – – –Intercompany payable 303,282,320 49,576,672 (4,669,565) (4,745,420) 9,464,805 (36,903,570) Deferred revenue – – – – – –Short term lease liability 361,156 – – – – –Other current liabilities 2,371 – – – (1,648) (51,295) Total Liabilities Subject to Compromise $ 652,508,340 $ 49,576,672 $ (4,669,565) $ (4,740,241) $ 9,473,998 $ (36,890,557) Long term debt and capital lease obligation, less current portion 6,462 –––––Other liabilities 2,329,890 –––––Earnout contingencies – –––––Put option liability – –––––Long term lease liability 743,980 ––––– Total liabilities $ 1,063,516,717 $ 52,324,895 $ (4,568,077) $ (4,791,489) $ 11,861,644 $ (36,489,569) Common stock, $.10 par value 3,790,912 – – – – –Additional paid-in capital 4,117,563 – – 20,000,000 21,532,000 88,420,090 Treasury stock – – – – – –Retained earnings (534,246,789) (51,746,544) 4,427,693 4,277,049 (8,990,889) 10,940,134 Accumulated other comprehensive income (529,688) – – – – – Total Ebix, Inc. stockholders’ equity $ (526,868,002) $ (51,746,544) $ 4,427,693 $ 24,277,049 $ 12,541,111 $ 99,360,224 Noncontrolling interest 11,223,450 – – – – – Total stockholders’ equity $ (515,644,552) $ (51,746,544) $ 4,427,693 $ 24,277,049 $ 12,541,111 $ 99,360,224 Total Liabilities & Equity $ 547,872,165 $ 578,351 $ (140,384) $ 19,485,560 $ 24,402,754 $ 62,870,654

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 19 of 77

MOR-3
Lead Case No: 23-80004
Reporting Period: May 1 - May 31, 2024

In re: EBIX, INC., et al.
Statement of Operations for the month of May 2024 - (Unaudited)

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue						
Operating Revenue	$ 3,740,865	$ –	$ 43,806	$ 148,858	$ 124,735	$ 317,521
Other Revenue	310,644	–	–	–	–	–
Total Revenue	**4,051,509**	**–**	**43,806**	**148,858**	**124,735**	**317,521**
Operating Expenses						
Services and other costs	2,503,540	–	31,788	77,381	489,649	214,183
Product Development	475,677	–	29,728	47,394	–	33,108
Sales and Marketing	526,004	–	–	23,950	–	1,339
General and Administrative	1,697,778	–	10,276	(14,909)	4,081	3,374
Amortization and Depreciation	353,089	–	–	–	–	9,527
Total Operating Income	**$ (1,504,578)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**
Interest Income	–	–	–	–	–	–
Interest Expense	(101,689)	–	–	–	–	–
Reorganization Fees	(9,886,482)	–	–	–	–	–
Other non operating income	–	–	–	–	–	–
Foreign exchange gain/loss	–	–	–	–	–	–
Income before taxes	**$ (11,492,749)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**
Income tax expenses	–	–	–	–	–	–
Net Income (loss) including noncontrolling interest	–	–	–	–	–	–
Net income (loss) attributable to noncontrolling interest	–	–	–	–	–	–
Net income (loss)	**$ (11,492,749)**	**$ –**	**$ (27,985)**	**$ 15,042**	**$ (368,995)**	**$ 55,990**

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 20 of 77 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: May 1—May 31, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $ 4,247,027 $ 571,345 $ 611,231 $ 313,228 $ 6,600,181 $ (3,205,023) $ 9,137,989 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 28,791 16,368 – – 89,955 (32,253) 102,861 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 47,538 6,474 5,291 6,621 49,196 (42,441) 72,679 ConfirmNet Corporation 108,137 91,413 217,424 45,470 7,511,055 (186,363) 7,787,138 A.D.A.M., Inc. (100,932) (72,064) 28,191 (9,009) 47,778 (282,987) (389,024) Total Accounts Receivable $ 4,330,560 $ 613,536 $ 862,137 $ 356,309 $ 14,298,165 $ (3,749,067) $ 16,711,642

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 21 of 77

MOR-5

In re: EBIX, INC., et al. Lead Case No: 23-80004

Disbursements by Entity Reporting Period: May 1 - May 31, 2024

Date	Check Number	Amount	Vendor	Entity
5/1/2024		$ (1,064.97)	Brian Darling	Ebix, Inc.
5/1/2024		(1.00)	SEATTLE KUBRAFEE	Ebix, Inc.
5/1/2024		(4.00)	FILELOCAL	Ebix, Inc.
5/1/2024		(10.99)	Lyft	Ebix, Inc.
5/1/2024		(17.69)	Lyft	Ebix, Inc.
5/1/2024		(17.99)	Lyft	Ebix, Inc.
5/1/2024		(166.11)	SEATTLEB&OTAX	Ebix, Inc.
5/1/2024		(316.50)	Extra Space	Ebix, Inc.
5/1/2024		(411.00)	Extra Space	Ebix, Inc.
5/1/2024		(1,227.75)	UTAH801/297-7703	Ebix, Inc.
5/1/2024		(2,560.79)	Microsoft	Ebix, Inc.
5/1/2024		(3,000.00)	American Nurses Association	Ebix, Inc.
5/1/2024		(3,356.00)	CA DEPT TAX FEE	Ebix, Inc.
5/1/2024		(9,188.59)	WA DEPT REVENUE	Ebix, Inc.
5/1/2024		(10,967.96)	COMM OF MASS EFT	Ebix, Inc.
5/1/2024		(14,679.12)	Sawnee Electric	Ebix, Inc.
5/1/2024		(33,439.00)	STATE OF CT DRS	Ebix, Inc.
5/2/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/2/2024		(10.99)	Lyft	Ebix, Inc.
5/2/2024		(16.83)	Lyft	Ebix, Inc.
5/2/2024		(19.98)	Godaddy.com	Ebix, Inc.
5/2/2024		(21.89)	Lyft	Ebix, Inc.
5/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
5/2/2024		(60.00)	AUTHNET GATEWAY	Ebix, Inc.
5/2/2024		(79.72)	Google Inc	Ebix, Inc.
5/2/2024		(84.69)	Amazon	Ebix, Inc.
5/2/2024		(273.40)	AppRiver	Ebix, Inc.
5/2/2024		(305.23)	Indeed	Ebix, Inc.
5/2/2024		(435.40)	Google Inc	Ebix, Inc.
5/2/2024		(449.00)	Extra Space	Ebix, Inc.
5/2/2024		(480.57)	Google Inc	Ebix, Inc.
5/2/2024		(61,280.58)	Paycom Payroll	Ebix, Inc.
5/3/2024		(300.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
5/3/2024		(947.55)	Kevin Ludwig	Ebix, Inc.
5/3/2024		(0.30)	Citizens Bank	Ebix, Inc.
5/3/2024		(17.81)	Lyft	Ebix, Inc.
5/3/2024		(17.99)	Lyft	Ebix, Inc.
5/3/2024		(19.99)	Amazon	Ebix, Inc.
5/3/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/3/2024		(54.10)	Paypal	Ebix, Inc.
5/3/2024		(90.00)	Rustici Software	Ebix, Inc.
5/3/2024		(99.00)	Apple	Ebix, Inc.
5/3/2024		(120.00)	Paypal	Ebix, Inc.
5/3/2024		(149.76)	Godaddy.com	Ebix, Inc.
5/3/2024		(269.55)	Paypal	Ebix, Inc.
5/3/2024		(500.00)	Google Inc	Ebix, Inc.
5/3/2024		(2,066.55)	OPTUM BANK	Ebix, Inc.
5/6/2024		(304.86)	Henry Delclos	Ebix, Inc.
5/6/2024		(119.80)	Eric Soper	Ebix, Inc.
5/6/2024		(113.56)	Jane Soxman	Ebix, Inc.
5/6/2024		(297.33)	Larry Jay Tiefenbrunn	Ebix, Inc.
5/6/2024		(200.00)	DEBRA G. WECHTER MD	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 22 of 77

Date	Check Number	Amount	Vendor	Entity
5/6/2024		(4,660.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
5/6/2024		(117,575.68)	Zakipoint Health Inc	Ebix, Inc.
5/6/2024		(49,792.14)	Datasite	Ebix, Inc.
5/6/2024		(38,901.75)	Anu Agrawal Marketing	Ebix, Inc.
5/6/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
5/6/2024		(24,404.94)	Cyxtera Communications	Ebix, Inc.
5/6/2024		(17,300.00)	Cumming Lawn Service	Ebix, Inc.
5/6/2024		(16,676.00)	Ernst & Young US LLP	Ebix, Inc.
5/6/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
5/6/2024		(7,088.62)	Craftsman Printing Inc	Ebix, Inc.
5/6/2024		(3,344.53)	Athens Paper Co	Ebix, Inc.
5/6/2024		(1,640.00)	Renee Cocchi	Ebix, Inc.
5/6/2024		(1,250.00)	Mark Ditmar	Ebix, Inc.
5/6/2024		(1,150.00)	Dr Charles Schwarts	Ebix, Inc.
5/6/2024		(1,000.00)	David B. Powers	Ebix, Inc.
5/6/2024		(200.00)	ALICIA L HAUPT	Ebix, Inc.
5/6/2024		(170.00)	Juan Martin Palomo	Ebix, Inc.
5/6/2024		(100.00)	Kathryn E Italia	Ebix, Inc.
5/6/2024		(4,375,000.00)	Omni Escrow Acct	Ebix, Inc.
5/6/2024		(149,288.75)	Skadden Arps Slate Meagher	Ebix, Inc.
5/6/2024		(57,096.75)	Google Inc	Ebix, Inc.
5/6/2024		(17,448.41)	Ariba Inc	Ebix, Inc.
5/6/2024		(17,000.00)	USPS	Ebix, Inc.
5/6/2024		(2,029.50)	Vonage	Ebix, Inc.
5/6/2024		(795.72)	Staples Inc	Ebix, Inc.
5/6/2024		(624.89)	Paycom Payroll	Ebix, Inc.
5/6/2024		(500.00)	Google Inc	Ebix, Inc.
5/6/2024		(269.34)	Hyatt	Ebix, Inc.
5/6/2024		(269.34)	Hyatt	Ebix, Inc.
5/6/2024		(133.37)	Godaddy.com	Ebix, Inc.
5/6/2024		(94.49)	Godaddy.com	Ebix, Inc.
5/6/2024		(60.00)	Twilio	Ebix, Inc.
5/6/2024		(59.99)	Amazon	Ebix, Inc.
5/6/2024		(59.99)	Amazon	Ebix, Inc.
5/6/2024		(50.79)	Lyft	Ebix, Inc.
5/6/2024		(38.96)	Lyft	Ebix, Inc.
5/6/2024		(20.00)	Godaddy.com	Ebix, Inc.
5/6/2024		(19.98)	Amazon	Ebix, Inc.
5/6/2024		(19.68)	Lyft	Ebix, Inc.
5/6/2024		(17.99)	Lyft	Ebix, Inc.
5/6/2024		(17.99)	Lyft	Ebix, Inc.
5/6/2024		(16.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(10.99)	Lyft	Ebix, Inc.
5/6/2024		(0.27)	Citizens Bank	Ebix, Inc.
5/6/2024		(0.19)	Citizens Bank	Ebix, Inc.
5/6/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/7/2024		(389.03)	Todd Pacofsky	Ebix, Inc.
5/7/2024		(144.38)	Conrad Parks	Ebix, Inc.
5/7/2024		(322.46)	Janice Say	Ebix, Inc.
5/7/2024		(69,253.00)	Donnelley Financial	Ebix, Inc.
5/7/2024		(89,673.33)	EBIX EMPMED+DNTL	Ebix, Inc.
5/7/2024		(2,541.80)	Microsoft	Ebix, Inc.
5/7/2024		(1,684.16)	Paycom Payroll	Ebix, Inc.
5/7/2024		(762.20)	Delta Airlines	Ebix, Inc.
5/7/2024		(668.20)	Delta Airlines	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 23 of 77

Date	Check Number	Amount	Vendor	Entity
5/7/2024		(668.20)	Delta Airlines	Ebix, Inc.
5/7/2024		(500.00)	Google Inc	Ebix, Inc.
5/7/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/7/2024		(98.00)	Delta Dental	Ebix, Inc.
5/7/2024		(19.99)	Lyft	Ebix, Inc.
5/7/2024		(17.97)	Lyft	Ebix, Inc.
5/7/2024		(15.77)	Godaddy.com	Ebix, Inc.
5/7/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/8/2024		(124.28)	Gianfranco Fraone	Ebix, Inc.
5/8/2024		(481.58)	David Knierim	Ebix, Inc.
5/8/2024		(62.50)	Jennifer Rose Chapman	Ebix, Inc.
5/8/2024		(1,891,308.60)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/8/2024		(1,078.96)	Southwest Airlines	Ebix, Inc.
5/8/2024		(960.95)	Southwest Airlines	Ebix, Inc.
5/8/2024		(500.00)	Google Inc	Ebix, Inc.
5/8/2024		(182.46)	Paycom Payroll	Ebix, Inc.
5/8/2024		(173.95)	Web Network Solutions	Ebix, Inc.
5/8/2024		(119.88)	Dropbox	Ebix, Inc.
5/8/2024		(106.96)	Lowe's	Ebix, Inc.
5/8/2024		(63.56)	Amazon	Ebix, Inc.
5/8/2024		(25.00)	Southwest Airlines	Ebix, Inc.
5/8/2024		(16.99)	Lyft	Ebix, Inc.
5/9/2024		(303.92)	IRON MOUNTAIN CANADA OPERATION ULC	Ebix, Inc.
5/9/2024		(300.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
5/9/2024		(229.75)	Gregg Rose	Ebix, Inc.
5/9/2024		(6,350.00)	Fueled Inc	Ebix, Inc.
5/9/2024		(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
5/9/2024		(53,644.32)	Amazon Web Services	Ebix, Inc.
5/9/2024		(31,020.68)	Craftsman Printing Inc	Ebix, Inc.
5/9/2024		(18,000.00)	Truly Human	Ebix, Inc.
5/9/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
5/9/2024		(14,962.50)	Cumming Lawn Service	Ebix, Inc.
5/9/2024		(14,726.25)	Stellar Consulting Sol	Ebix, Inc.
5/9/2024		(13,832.00)	Numbersonly Inc	Ebix, Inc.
5/9/2024		(13,184.86)	MMS Inc d/b/a Medical	Ebix, Inc.
5/9/2024		(12,757.50)	Spark IPS	Ebix, Inc.
5/9/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
5/9/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
5/9/2024		(8,032.00)	K&C Building Maintenan	Ebix, Inc.
5/9/2024		(7,990.00)	Ernst & Young US LLP	Ebix, Inc.
5/9/2024		(6,200.00)	Verimed Healthcare Net	Ebix, Inc.
5/9/2024		(5,087.50)	Philip Patel - ACH	Ebix, Inc.
5/9/2024		(5,060.00)	Dan Celia	Ebix, Inc.
5/9/2024		(5,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
5/9/2024		(5,000.00)	Jayer Chung	Ebix, Inc.
5/9/2024		(5,000.00)	SUSAN PIOLI	Ebix, Inc.
5/9/2024		(5,000.00)	BenefitFront	Ebix, Inc.
5/9/2024		(4,750.00)	Reputation Capital Med	Ebix, Inc.
5/9/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
5/9/2024		(4,242.15)	Atlanta Office Technol	Ebix, Inc.
5/9/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
5/9/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
5/9/2024		(4,114.65)	St. Moritz Security Se	Ebix, Inc.
5/9/2024		(3,891.75)	Digital Media Innovati	Ebix, Inc.
5/9/2024		(3,862.60)	DEBORAH GUIN	Ebix, Inc.
5/9/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/9/2024		(3,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 24 of 77

Date	Check Number	Amount	Vendor	Entity
5/9/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
5/9/2024		(2,896.10)	HolaDoctor Inc	Ebix, Inc.
5/9/2024		(2,814.67)	WEX Health Inc	Ebix, Inc.
5/9/2024		(2,720.00)	Amy I Hall	Ebix, Inc.
5/9/2024		(2,574.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
5/9/2024		(2,571.57)	LinkConnector Corporat	Ebix, Inc.
5/9/2024		(2,500.00)	Edgar Ross MD	Ebix, Inc.
5/9/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
5/9/2024		(2,114.60)	Lumen	Ebix, Inc.
5/9/2024		(2,068.00)	CATHERINE CREASMAN	Ebix, Inc.
5/9/2024		(2,059.96)	Iterable Inc	Ebix, Inc.
5/9/2024		(2,041.25)	David Dugdale	Ebix, Inc.
5/9/2024		(2,000.00)	Edward J Mayeaux, Jr	Ebix, Inc.
5/9/2024		(2,000.00)	Douglas Paauw MD	Ebix, Inc.
5/9/2024		(1,950.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
5/9/2024		(1,872.25)	Foreign Language Serv	Ebix, Inc.
5/9/2024		(1,785.00)	David S Briss	Ebix, Inc.
5/9/2024		(1,725.00)	Frank D Brodkey	Ebix, Inc.
5/9/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
5/9/2024		(1,584.00)	EMILY MEALER	Ebix, Inc.
5/9/2024		(1,557.90)	ERIC ENDLICH, PHD	Ebix, Inc.
5/9/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
5/9/2024		(1,347.00)	MGECOM, Inc.	Ebix, Inc.
5/9/2024		(1,312.50)	EMPRISE TECHNOLOGIES	Ebix, Inc.
5/9/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
5/9/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
5/9/2024		(1,111.00)	Accuimage	Ebix, Inc.
5/9/2024		(1,100.00)	KUMAR G. BELANI	Ebix, Inc.
5/9/2024		(1,001.00)	Michelle Robertson	Ebix, Inc.
5/9/2024		(1,000.00)	Farhan Siddiq	Ebix, Inc.
5/9/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
5/9/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.
5/9/2024		(900.00)	David Bushnell MD	Ebix, Inc.
5/9/2024		(880.00)	Frank N Salamone	Ebix, Inc.
5/9/2024		(880.00)	Zhen Gooi	Ebix, Inc.
5/9/2024		(850.00)	Carolyn Donahoe	Ebix, Inc.
5/9/2024		(822.68)	Imageworks	Ebix, Inc.
5/9/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
5/9/2024		(750.00)	Natalie Stokes	Ebix, Inc.
5/9/2024		(750.00)	Nami Safai Haeri	Ebix, Inc.
5/9/2024		(750.00)	Goutham Rao	Ebix, Inc.
5/9/2024		(731.25)	Merriam dba World Clas	Ebix, Inc.
5/9/2024		(700.00)	Travis Burke	Ebix, Inc.
5/9/2024		(625.00)	Judith Joyce, MD	Ebix, Inc.
5/9/2024		(576.00)	Kelley Allison Turner	Ebix, Inc.
5/9/2024		(500.00)	George John Linsenmey	Ebix, Inc.
5/9/2024		(500.00)	Tracey Conti	Ebix, Inc.
5/9/2024		(375.00)	Gregg Pressman	Ebix, Inc.
5/9/2024		(350.00)	Mineral Inc	Ebix, Inc.
5/9/2024		(320.00)	Michelle Vaughn	Ebix, Inc.
5/9/2024		(287.02)	Nalco Water	Ebix, Inc.
5/9/2024		(250.00)	Michael T Vest	Ebix, Inc.
5/9/2024		(250.00)	Marica Borovich-Law	Ebix, Inc.
5/9/2024		(250.00)	Nirav Patel	Ebix, Inc.
5/9/2024		(228.00)	Labcorp Employer Svs	Ebix, Inc.
5/9/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
5/9/2024		(200.00)	Harley S Schultz	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 25 of 77

Date	Check Number	Amount	Vendor	Entity
5/9/2024		(200.00)	Jeffrey David Krimmel	Ebix, Inc.
5/9/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
5/9/2024		(189.00)	Insight Direct USA Inc	Ebix, Inc.
5/9/2024		(150.00)	Michelle M Felicella	Ebix, Inc.
5/9/2024		(150.00)	Soumy Pandey	Ebix, Inc.
5/9/2024		(100.00)	John Mardant	Ebix, Inc.
5/9/2024		(66.00)	Jason Levy MD	Ebix, Inc.
5/9/2024		(628,012.29)	Paycom Payroll	Ebix, Inc.
5/9/2024		(362,506.01)	FIRST INSURANCE	Ebix, Inc.
5/9/2024		(72,000.00)	USPS	Ebix, Inc.
5/9/2024		(50,157.93)	Google Inc	Ebix, Inc.
5/9/2024		(33,780.00)	Sitrick Group LLC	Ebix, Inc.
5/9/2024		(19,570.00)	KPMG Valuation Services	Ebix, Inc.
5/9/2024		(18,311.44)	EBIX EMPMED+DNTL	Ebix, Inc.
5/9/2024		(15,000.00)	USPS	Ebix, Inc.
5/9/2024		(9,603.00)	ACI Gift Cards, LLC.	Ebix, Inc.
5/9/2024		(4,731.93)	National Securities Clearing	Ebix, Inc.
5/9/2024		(1,077.36)	Hyatt	Ebix, Inc.
5/9/2024		(772.20)	Delta Airlines	Ebix, Inc.
5/9/2024		(500.00)	Dr Gordon Arbess	Ebix, Inc.
5/9/2024		(375.00)	Klaviyo Inc.	Ebix, Inc.
5/9/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
5/9/2024		(52.15)	Amazon	Ebix, Inc.
5/9/2024		(49.99)	Paypal	Ebix, Inc.
5/9/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/9/2024		(19.99)	Amazon	Ebix, Inc.
5/9/2024		(17.99)	Lyft	Ebix, Inc.
5/9/2024		(17.80)	Lyft	Ebix, Inc.
5/9/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(17,372.98)	Vocantas	Ebix, Inc.
5/10/2024		(228.00)	Labcorp Employer Svs	Ebix, Inc.
5/10/2024		(916.74)	Uline	Ebix, Inc.
5/10/2024		(500.00)	Google Inc	Ebix, Inc.
5/10/2024		(475.50)	DirecTV	Ebix, Inc.
5/10/2024		(131.54)	Microsoft	Ebix, Inc.
5/10/2024		(62.98)	Godaddy.com	Ebix, Inc.
5/10/2024		(22.67)	Lyft	Ebix, Inc.
5/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
5/10/2024		(18.87)	Lyft	Ebix, Inc.
5/10/2024		(17.85)	Lyft	Ebix, Inc.
5/10/2024		(16.77)	Lyft	Ebix, Inc.
5/10/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(9.99)	Lyft	Ebix, Inc.
5/10/2024		(4.99)	Web Network Solutions	Ebix, Inc.
5/10/2024		(0.13)	Citizens Bank	Ebix, Inc.
5/13/2024		(134.79)	Trevor Jensen	Ebix, Inc.
5/13/2024		(10,494.41)	BRIGHAM AND WOMEN'S HOSPITAL	Ebix, Inc.
5/13/2024		(40,284.97)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(16,409.98)	SUN LIFE CANADA	Ebix, Inc.
5/13/2024		(14,795.74)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(13,356.46)	SUN LIFE CANADA	Ebix, Inc.
5/13/2024		(3,748.23)	EBIX EMPMED+DNTL	Ebix, Inc.
5/13/2024		(2,541.69)	Microsoft	Ebix, Inc.
5/13/2024		(2,000.00)	Digicert	Ebix, Inc.
5/13/2024		(1,979.20)	UPSBILLCTR	Ebix, Inc.
5/13/2024		(1,500.00)	Digicert	Ebix, Inc.
5/13/2024		(500.00)	Google Inc	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 26 of 77

Date	Check Number	Amount	Vendor	Entity
5/13/2024		(500.00)	Google Inc	Ebix, Inc.
5/13/2024		(296.28)	FEDERAL EXPRESS	Ebix, Inc.
5/13/2024		(286.00)	Extra Space	Ebix, Inc.
5/13/2024		(207.56)	Sam's Club	Ebix, Inc.
5/13/2024		(120.00)	DTCC Products	Ebix, Inc.
5/13/2024		(113.10)	Lyft	Ebix, Inc.
5/13/2024		(27.73)	Godaddy.com	Ebix, Inc.
5/13/2024		(25.33)	Lyft	Ebix, Inc.
5/13/2024		(23.84)	Lyft	Ebix, Inc.
5/13/2024		(21.73)	Lyft	Ebix, Inc.
5/13/2024		(18.68)	Lyft	Ebix, Inc.
5/13/2024		(10.99)	Lyft	Ebix, Inc.
5/13/2024		(10.80)	Lyft	Ebix, Inc.
5/13/2024		(10.73)	Lyft	Ebix, Inc.
5/13/2024		(9.96)	Lyft	Ebix, Inc.
5/13/2024		(8.96)	Lyft	Ebix, Inc.
5/13/2024		(0.06)	Citizens Bank	Ebix, Inc.
5/13/2024		492.12	Extended Stay	Ebix, Inc.
5/14/2024		(2,325.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
5/14/2024		(500,657.80)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/14/2024		(1,303.51)	Paycom Payroll	Ebix, Inc.
5/14/2024		(769.39)	Zoom	Ebix, Inc.
5/14/2024		(500.00)	Google Inc	Ebix, Inc.
5/14/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/14/2024		(59.00)	Rewind Softward	Ebix, Inc.
5/14/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/14/2024		(31.47)	Godaddy.com	Ebix, Inc.
5/14/2024		(19.98)	Amazon	Ebix, Inc.
5/14/2024		(1.65)	Citizens Bank	Ebix, Inc.
5/14/2024		(0.99)	Apple	Ebix, Inc.
5/14/2024		(0.06)	Citizens Bank	Ebix, Inc.
5/15/2024		(1,259.09)	Pitney Bowes Global Financial Services LLC	Ebix, Inc.
5/15/2024		(28,962.19)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
5/15/2024		(1,400.00)	Sanya Virani	Ebix, Inc.
5/15/2024		(4,645.16)	Gagan Garg	Ebix, Inc.
5/15/2024		(3,096.77)	Amit Kumar Chouksey	Ebix, Inc.
5/15/2024		(374.89)	Paycom Payroll	Ebix, Inc.
5/15/2024		(57.03)	Amazon	Ebix, Inc.
5/15/2024		(35.08)	Godaddy.com	Ebix, Inc.
5/15/2024		(19.98)	Amazon	Ebix, Inc.
5/15/2024		(0.07)	Citizens Bank	Ebix, Inc.
5/16/2024		(214.84)	Gregory Gagliardi	Ebix, Inc.
5/16/2024		(10,000.00)	Department of Psychiatry and Behavioral Sciences	Ebix, Inc.
5/16/2024		(59,598.53)	EBIX EMPMED+DNTL	Ebix, Inc.
5/16/2024		(53,962.56)	Paycom Payroll	Ebix, Inc.
5/16/2024		(49,342.65)	Bank of New York Mellon	Ebix, Inc.
5/16/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
5/16/2024		(6,836.72)	Citizens Bank	Ebix, Inc.
5/16/2024		(2,546.25)	Microsoft	Ebix, Inc.
5/16/2024		(500.00)	Google Inc	Ebix, Inc.
5/16/2024		(256.98)	AJR Inc	Ebix, Inc.
5/16/2024		(106.67)	AJR Inc	Ebix, Inc.
5/16/2024		(102.47)	ME BUREAU OF TAX	Ebix, Inc.
5/16/2024		(17.96)	Godaddy.com	Ebix, Inc.
5/16/2024		(0.04)	Citizens Bank	Ebix, Inc.
5/17/2024		(138.00)	Mother Nature's Int Foods Inc	Ebix, Inc.
5/17/2024		(102.35)	HRdirect	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 27 of 77

Date	Check Number	Amount	Vendor	Entity
5/17/2024		(7,890.64)	BRIGHAM AND WOMEN'S HOSPITAL	Ebix, Inc.
5/17/2024		(35,975.51)	Anu Agrawal Marketing	Ebix, Inc.
5/17/2024		(25,931.78)	Solex Fusion	Ebix, Inc.
5/17/2024		(17,810.86)	Craftsman Printing Inc	Ebix, Inc.
5/17/2024		(6,697.65)	365 Operating Co LLC	Ebix, Inc.
5/17/2024		(4,312.50)	Dan Celia	Ebix, Inc.
5/17/2024		(3,280.00)	Renee Cocchi	Ebix, Inc.
5/17/2024		(2,455.20)	DEBORAH GUIN	Ebix, Inc.
5/17/2024		(2,215.90)	Amy I Hall	Ebix, Inc.
5/17/2024		(1,650.00)	James Warne Schmidley	Ebix, Inc.
5/17/2024		(1,650.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
5/17/2024		(1,248.00)	Kelley Allison Turner	Ebix, Inc.
5/17/2024		(1,200.00)	John Stephens	Ebix, Inc.
5/17/2024		(1,200.00)	John Jacobson	Ebix, Inc.
5/17/2024		(1,000.00)	Travis Burke	Ebix, Inc.
5/17/2024		(785.00)	Michelle Vaughn	Ebix, Inc.
5/17/2024		(680.00)	Juan Martin Palomo	Ebix, Inc.
5/17/2024		(575.00)	Linda Vorvick Brown	Ebix, Inc.
5/17/2024		(525.00)	Neil Kaneshiro	Ebix, Inc.
5/17/2024		(512.50)	Carolyn Donahoe	Ebix, Inc.
5/17/2024		(426.00)	Elizabeth Smoots MD	Ebix, Inc.
5/17/2024		(412.70)	DTCC Solutions LLC	Ebix, Inc.
5/17/2024		(300.00)	Raj Murali	Ebix, Inc.
5/17/2024		(300.00)	Kevin T. McVary	Ebix, Inc.
5/17/2024		(300.00)	Elie M. Ferneini, MD,	Ebix, Inc.
5/17/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
5/17/2024		(150.00)	Luc Jasmin	Ebix, Inc.
5/17/2024		(150.00)	Joseph Bavitz	Ebix, Inc.
5/17/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
5/17/2024		(125.00)	Melissa L. P. Mattison	Ebix, Inc.
5/17/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
5/17/2024		(75.00)	GOKARE LAW FIRM	Ebix, Inc.
5/17/2024		(55,000.00)	USPS	Ebix, Inc.
5/17/2024		(25,000.00)	USPS	Ebix, Inc.
5/17/2024		(7,968.68)	STATE COMPTRLR	Ebix, Inc.
5/17/2024		(5,406.00)	Schindler Elevator Corporation	Ebix, Inc.
5/17/2024		(2,066.55)	OPTUM BANK	Ebix, Inc.
5/17/2024		(1,529.37)	FLA DEPT REVENUE	Ebix, Inc.
5/17/2024		(891.23)	Paycom Payroll	Ebix, Inc.
5/17/2024		(575.73)	DOR ITS PAYMENTS	Ebix, Inc.
5/17/2024		(500.00)	Google Inc	Ebix, Inc.
5/17/2024		(473.10)	AL-DEPT OF REV	Ebix, Inc.
5/17/2024		(50.00)	Schindler Elevator Corporation	Ebix, Inc.
5/17/2024		(22.73)	AL ONESPOT TAX	Ebix, Inc.
5/20/2024		(450.00)	Viraj Maniar	Ebix, Inc.
5/20/2024		(450.00)	Viraj Maniar	Ebix, Inc.
5/20/2024		(50,000.00)	BRIGHAM & WOMEN'S HOSPITAL	Ebix, Inc.
5/20/2024		(6,000.00)	InMoment Software Inc	Ebix, Inc.
5/20/2024		(3,711.00)	DTCC Solutions LLC	Ebix, Inc.
5/20/2024		(2,567.50)	BMC Group dba SmartClo	Ebix, Inc.
5/20/2024		(49,034.92)	EBIX Self-Funded	Ebix, Inc.
5/20/2024		(2,301.16)	UPSBILLCTR	Ebix, Inc.
5/20/2024		(941.95)	Delta Airlines	Ebix, Inc.
5/20/2024		(568.95)	Delta Airlines	Ebix, Inc.
5/20/2024		(500.00)	Google Inc	Ebix, Inc.
5/20/2024		(253.33)	Staples Inc	Ebix, Inc.
5/20/2024		(161.96)	Web Network Solutions	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 28 of 77

Date	Check Number	Amount	Vendor	Entity
5/20/2024		(103.06)	FEDERAL EXPRESS	Ebix, Inc.
5/20/2024		(60.00)	Twilio	Ebix, Inc.
5/20/2024		(42.99)	Web Network Solutions	Ebix, Inc.
5/20/2024		(34.33)	Amazon	Ebix, Inc.
5/20/2024		(15.78)	Godaddy.com	Ebix, Inc.
5/20/2024		(0.04)	Paycom Payroll	Ebix, Inc.
5/20/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/21/2024		(300.00)	Moshe Wald	Ebix, Inc.
5/21/2024		(5.00)	TD Bank	Ebix, Inc.
5/21/2024		(969,385.17)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/21/2024		(20,112.00)	NYS DTF SALES	Ebix, Inc.
5/21/2024		(4,019.92)	SC DEPT REVENUE	Ebix, Inc.
5/21/2024		(3,048.17)	AZ DEPT OF REV	Ebix, Inc.
5/21/2024		(2,018.00)	MI Business Tax	Ebix, Inc.
5/21/2024		(1,747.70)	IA DEPT OF REV	Ebix, Inc.
5/21/2024		(1,503.00)	IL DEPT OF REVEN	Ebix, Inc.
5/21/2024		(1,255.78)	Paycom Payroll	Ebix, Inc.
5/21/2024		(584.00)	MN DEPT OF REVEN	Ebix, Inc.
5/21/2024		(500.04)	Indeed	Ebix, Inc.
5/21/2024		(500.00)	Google Inc	Ebix, Inc.
5/21/2024		(269.88)	WI DEPT REVENUE	Ebix, Inc.
5/21/2024		(158.96)	Web Network Solutions	Ebix, Inc.
5/21/2024		(157.96)	Web Network Solutions	Ebix, Inc.
5/21/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/22/2024		(6,398.00)	3D Air Services LLC	Ebix, Inc.
5/22/2024		(600.00)	Armstrong Transfer & Storage Co Inc	Ebix, Inc.
5/22/2024		(750.00)	Jin Cheng	Ebix, Inc.
5/22/2024		(200.00)	Steven Lesk	Ebix, Inc.
5/22/2024		(1,274.00)	VIP Marketing & Packaging	Ebix, Inc.
5/22/2024		(26,488.02)	Paycom Payroll	Ebix, Inc.
5/22/2024		(7,976.00)	TN STATE REVENUE	Ebix, Inc.
5/22/2024		(1,011.30)	NC DEPT REVENUE	Ebix, Inc.
5/22/2024		(1,000.00)	Digicert	Ebix, Inc.
5/22/2024		(1,000.00)	Digicert	Ebix, Inc.
5/22/2024		(659.29)	VA DEPT TAXATION	Ebix, Inc.
5/22/2024		(500.00)	Google Inc	Ebix, Inc.
5/22/2024		(500.00)	Google Inc	Ebix, Inc.
5/22/2024		(419.90)	Web Network Solutions	Ebix, Inc.
5/22/2024		(413.00)	STATE OF LOUISIA	Ebix, Inc.
5/22/2024		(262.00)	CO DEPT REVENUE	Ebix, Inc.
5/22/2024		(85.98)	Web Network Solutions	Ebix, Inc.
5/22/2024		(15.78)	Godaddy.com	Ebix, Inc.
5/22/2024		(0.03)	Citizens Bank	Ebix, Inc.
5/23/2024		(5,990.00)	AMER ACADEMY OF FAMILY PHYS	Ebix, Inc.
5/23/2024		(500.00)	Seth Baker	Ebix, Inc.
5/23/2024		(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
5/23/2024		(666.09)	CONCORD III	Ebix, Inc.
5/23/2024		(500.00)	Joseph Green	Ebix, Inc.
5/23/2024		(250.00)	Mikael Horissian	Ebix, Inc.
5/23/2024		(300.00)	Charles Randall Powell II	Ebix, Inc.
5/23/2024		(800.00)	WILLIAM G WEPPNER, MD,MPH,FACP	Ebix, Inc.
5/23/2024		(125,334.00)	Ernst & Young US LLP	Ebix, Inc.
5/23/2024		(42,905.28)	365 Operating Co LLC	Ebix, Inc.
5/23/2024		(38,419.19)	Craftsman Printing Inc	Ebix, Inc.
5/23/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
5/23/2024		(23,120.76)	Cyxtera Communications	Ebix, Inc.
5/23/2024		(15,909.09)	Lockton	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 29 of 77

Date	Check Number	Amount	Vendor	Entity
5/23/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
5/23/2024		(10,775.00)	Cumming Lawn Service	Ebix, Inc.
5/23/2024		(10,100.00)	Verimed Healthcare Net	Ebix, Inc.
5/23/2024		(7,500.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
5/23/2024		(4,037.12)	CATHERINE CREASMAN	Ebix, Inc.
5/23/2024		(3,678.40)	St. Moritz Security Se	Ebix, Inc.
5/23/2024		(3,318.00)	Athens Paper Co	Ebix, Inc.
5/23/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/23/2024		(2,508.90)	Pan American Benefits	Ebix, Inc.
5/23/2024		(2,103.20)	Sherry Baker	Ebix, Inc.
5/23/2024		(1,632.00)	EMILY MEALER	Ebix, Inc.
5/23/2024		(1,000.00)	Zorba Paster	Ebix, Inc.
5/23/2024		(907.50)	Michelle Robertson	Ebix, Inc.
5/23/2024		(725.00)	Carolyn Donahoe	Ebix, Inc.
5/23/2024		(680.00)	Amy I Hall	Ebix, Inc.
5/23/2024		(600.00)	Joshua Nazeer Omade'	Ebix, Inc.
5/23/2024		(500.00)	Lydia Calamari	Ebix, Inc.
5/23/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
5/23/2024		(412.50)	Crime Fighters of Atla	Ebix, Inc.
5/23/2024		(400.00)	Stuart Jay Padove	Ebix, Inc.
5/23/2024		(300.00)	Elisabeth Sebesta	Ebix, Inc.
5/23/2024		(300.00)	Kristen Meier	Ebix, Inc.
5/23/2024		(258.88)	Atlanta Office Technol	Ebix, Inc.
5/23/2024		(200.00)	Thomas Hamilton	Ebix, Inc.
5/23/2024		(195.00)	Michelle Vaughn	Ebix, Inc.
5/23/2024		(624,122.50)	Paycom Payroll	Ebix, Inc.
5/23/2024		(47,000.00)	USPS	Ebix, Inc.
5/23/2024		(2,674.80)	Cara Rosenbloom	Ebix, Inc.
5/23/2024		(2,542.37)	Microsoft	Ebix, Inc.
5/23/2024		(600.00)	Renan E Ribeiro	Ebix, Inc.
5/23/2024		(100.00)	Chad Burke	Ebix, Inc.
5/23/2024		(80.97)	Amazon	Ebix, Inc.
5/23/2024		(4.99)	Web Network Solutions	Ebix, Inc.
5/24/2024		(258.16)	Daniel Autry	Ebix, Inc.
5/24/2024		(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
5/24/2024		(5,478.60)	GreatAmerica Financial Svcs	Ebix, Inc.
5/24/2024		(2,206.58)	Iron Mountain	Ebix, Inc.
5/24/2024		(750.00)	LSU Health Sciences Foundation in Shreveport	Ebix, Inc.
5/24/2024		(178.08)	Ronald May	Ebix, Inc.
5/24/2024		(1,259.09)	Pitney Bowes Global Financial Services LLC	Ebix, Inc.
5/24/2024		(3.47)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
5/24/2024		(2,674.85)	UPSBILLCTR	Ebix, Inc.
5/24/2024		(918.31)	Dell Bus	Ebix, Inc.
5/24/2024		(500.00)	Google Inc	Ebix, Inc.
5/24/2024		(493.08)	WASTE MANAGEMENT	Ebix, Inc.
5/24/2024		(223.04)	AJR Inc	Ebix, Inc.
5/28/2024		(47.08)	George Angelos	Ebix, Inc.
5/28/2024		(238.78)	Patrick Canonne	Ebix, Inc.
5/28/2024		(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
5/28/2024		(9,587.00)	Apollo Primm Southeast, Inc	Ebix, Inc.
5/28/2024		(250.00)	Christopher George Bazewicz	Ebix, Inc.
5/28/2024		(750.00)	Jaideep Behari	Ebix, Inc.
5/28/2024		(375.00)	Harriet A Bering	Ebix, Inc.
5/28/2024		(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
5/28/2024		(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
5/28/2024		(4,279.21)	AT&T MOBILITY	Ebix, Inc.
5/28/2024		(1,499.00)	Sergio Cuevas	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 30 of 77

Date	Check Number	Amount	Vendor	Entity
5/28/2024		(1,285.50)	EMPLOYEE POOLING	Ebix, Inc.
5/28/2024		(750.00)	Winfred Frazier	Ebix, Inc.
5/28/2024		(75.00)	KENNETH W. HOOVER	Ebix, Inc.
5/28/2024		(500.00)	Megan Killeen	Ebix, Inc.
5/28/2024		(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.
5/28/2024		(250.00)	James B. Macdonald	Ebix, Inc.
5/28/2024		(1,000.00)	Gary Marshall	Ebix, Inc.
5/28/2024		(500.00)	Karen F Mauck	Ebix, Inc.
5/28/2024		(311.25)	OPTUM INSIGHT	Ebix, Inc.
5/28/2024		(600.00)	DAVID Charles RETTEW	Ebix, Inc.
5/28/2024		(2,500.00)	Jason D Ross	Ebix, Inc.
5/28/2024		(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
5/28/2024		(250.00)	David Swanson	Ebix, Inc.
5/28/2024		(981.10)	TASC	Ebix, Inc.
5/28/2024		(83.12)	Marilyn Temkin	Ebix, Inc.
5/28/2024		(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
5/28/2024		(400.00)	Sarah Vick	Ebix, Inc.
5/28/2024		(500.00)	David Yuan	Ebix, Inc.
5/28/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
5/28/2024		(71,169.32)	Kane Russell Coleman L	Ebix, Inc.
5/28/2024		(727,697.84)	Mayer Brown LLP	Ebix, Inc.
5/28/2024		(406,673.66)	FTI Consulting Inc	Ebix, Inc.
5/28/2024		(2,920.52)	CA DEPT TAX FEE	Ebix, Inc.
5/28/2024		(1,160.99)	Paycom Payroll	Ebix, Inc.
5/28/2024		(1,027.77)	THE GUARDIAN	Ebix, Inc.
5/28/2024		(808.02)	Hyatt	Ebix, Inc.
5/28/2024		(808.02)	Hyatt	Ebix, Inc.
5/28/2024		(500.00)	Google Inc	Ebix, Inc.
5/28/2024		(500.00)	Google Inc	Ebix, Inc.
5/28/2024		(208.84)	FEDERAL EXPRESS	Ebix, Inc.
5/28/2024		(199.00)	Shogun	Ebix, Inc.
5/28/2024		(169.80)	Stericycle	Ebix, Inc.
5/28/2024		(151.96)	Web Network Solutions	Ebix, Inc.
5/28/2024		(127.90)	Cintas Corporation	Ebix, Inc.
5/28/2024		(120.91)	Godaddy.com	Ebix, Inc.
5/28/2024		(64.10)	Amazon	Ebix, Inc.
5/28/2024		(0.24)	Citizens Bank	Ebix, Inc.
5/29/2024		(549.29)	Murray Dock	Ebix, Inc.
5/29/2024		(200.00)	DAVID S. BEEBE, MD	Ebix, Inc.
5/29/2024		(752.10)	Natasha Brambilia-Braga	Ebix, Inc.
5/29/2024		(450.00)	Paul Gellhaus	Ebix, Inc.
5/29/2024		(308.51)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
5/29/2024		(1,339,850.31)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/29/2024		(189,869.81)	Omni Agency Solutions	Ebix, Inc.
5/29/2024		(47,142.20)	Ebix Health	Ebix, Inc.
5/29/2024		(35,623.28)	EBIX EMPMED+DNTL	Ebix, Inc.
5/29/2024		(277.67)	KSDEPTOFREVENUE	Ebix, Inc.
5/29/2024		(126.68)	Paycom Payroll	Ebix, Inc.
5/30/2024		(38.21)	Kyle Hensley	Ebix, Inc.
5/30/2024		(1,430.00)	RENEE ZEMANSKI	Ebix, Inc.
5/30/2024		(750.00)	Sideris Facaros	Ebix, Inc.
5/30/2024		(34,449.00)	FinQuery LLC	Ebix, Inc.
5/30/2024		(500.00)	Lindsay Nakaishi	Ebix, Inc.
5/30/2024		(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
5/30/2024		(6,100.20)	OXCYON INC	Ebix, Inc.
5/30/2024		(1,631.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
5/30/2024		(1,178.10)	RENEE ZEMANSKI	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 31 of 77

Date	Check Number	Amount	Vendor	Entity
5/30/2024		(1,087.32)	Accuimage	Ebix, Inc.
5/30/2024		(4,386,000.00)	Omni Escrow Acct	Ebix, Inc.
5/30/2024		(42,195.00)	ACI Gift Cards, LLC.	Ebix, Inc.
5/30/2024		(29,176.50)	IndusLaw	Ebix, Inc.
5/30/2024		(13,000.00)	USPS	Ebix, Inc.
5/30/2024		(4,548.56)	Hubspot	Ebix, Inc.
5/30/2024		(1,912.56)	8013OHIO-TAXOSUT	Ebix, Inc.
5/30/2024		(940.10)	WA DEPT REVENUE	Ebix, Inc.
5/30/2024		(500.00)	Google Inc	Ebix, Inc.
5/30/2024		(326.48)	AJR Inc	Ebix, Inc.
5/30/2024		(243.80)	CRX International	Ebix, Inc.
5/30/2024		(60.01)	Twilio	Ebix, Inc.
5/30/2024		(37.99)	Web Network Solutions	Ebix, Inc.
5/30/2024		(24.00)	Omnione Sales	Ebix, Inc.
5/31/2024		(1,784.48)	PNC Bank	Ebix, Inc.
5/31/2024		(250.00)	Deborah L Hurd	Ebix, Inc.
5/31/2024		(500.00)	Farah Morgan	Ebix, Inc.
5/31/2024		(300.00)	Ryan Lawrence Steinberg	Ebix, Inc.
5/31/2024		(1,658.29)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
5/31/2024		(46,918.90)	Craftsman Printing Inc	Ebix, Inc.
5/31/2024		(25,000.00)	Mail Technologies, Inc	Ebix, Inc.
5/31/2024		(11,598.00)	INTEGRATED HEALTH 21	Ebix, Inc.
5/31/2024		(8,154.00)	K&C Building Maintenan	Ebix, Inc.
5/31/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
5/31/2024		(7,273.75)	Dan Celia	Ebix, Inc.
5/31/2024		(5,224.37)	Prentiss Taylor	Ebix, Inc.
5/31/2024		(5,030.40)	Labcorp Employer Svs	Ebix, Inc.
5/31/2024		(5,000.00)	BenefitFront	Ebix, Inc.
5/31/2024		(4,680.00)	NCC Group Solutions	Ebix, Inc.
5/31/2024		(4,608.00)	Savela and Associates,	Ebix, Inc.
5/31/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
5/31/2024		(3,860.44)	FLEX DIGITAL	Ebix, Inc.
5/31/2024		(3,500.22)	LinkConnector Corporat	Ebix, Inc.
5/31/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
5/31/2024		(2,744.13)	Iterable Inc	Ebix, Inc.
5/31/2024		(2,646.82)	WEX Health Inc	Ebix, Inc.
5/31/2024		(2,500.00)	Donald B. Middleton	Ebix, Inc.
5/31/2024		(2,325.77)	Guardian Concentration	Ebix, Inc.
5/31/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
5/31/2024		(1,900.00)	Verimed Healthcare Net	Ebix, Inc.
5/31/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
5/31/2024		(1,480.00)	US Postmaster	Ebix, Inc.
5/31/2024		(1,361.36)	Foreign Language Serv	Ebix, Inc.
5/31/2024		(1,000.00)	Robert Hudak	Ebix, Inc.
5/31/2024		(1,000.00)	Paul William Harms	Ebix, Inc.
5/31/2024		(1,000.00)	May Chan	Ebix, Inc.
5/31/2024		(962.50)	Katie Pouncey	Ebix, Inc.
5/31/2024		(908.92)	Provident Life & Acci	Ebix, Inc.
5/31/2024		(900.00)	Travis Burke	Ebix, Inc.
5/31/2024		(880.00)	Frank N Salamone	Ebix, Inc.
5/31/2024		(880.00)	Zhen Gooi	Ebix, Inc.
5/31/2024		(770.33)	Rocket Software Inc	Ebix, Inc.
5/31/2024		(750.00)	Brian Zimmer	Ebix, Inc.
5/31/2024		(750.00)	Steven R. Wolfe	Ebix, Inc.
5/31/2024		(750.00)	Min Sun	Ebix, Inc.
5/31/2024		(750.00)	Patrick J Strollo, Jr,	Ebix, Inc.
5/31/2024		(750.00)	Frank C. Sciurba	Ebix, Inc.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 32 of 77

Date	Check Number	Amount	Vendor	Entity
5/31/2024		(750.00)	Margot Savoy	Ebix, Inc.
5/31/2024		(750.00)	Antoine Douaihy	Ebix, Inc.
5/31/2024		(750.00)	John Brehm	Ebix, Inc.
5/31/2024		(680.00)	Amy I Hall	Ebix, Inc.
5/31/2024		(600.00)	Elizabeth Montgomery	Ebix, Inc.
5/31/2024		(500.00)	Nabil H. Mikhael	Ebix, Inc.
5/31/2024		(500.00)	Niladri Das	Ebix, Inc.
5/31/2024		(500.00)	Dana Ascherman	Ebix, Inc.
5/31/2024		(470.00)	Myla Lorenzo-Wilson	Ebix, Inc.
5/31/2024		(440.00)	LiverWell Consulting	Ebix, Inc.
5/31/2024		(375.00)	Neil A. Busis	Ebix, Inc.
5/31/2024		(300.00)	Karel deLeeuw MD	Ebix, Inc.
5/31/2024		(150.00)	William Jonathan Fillm	Ebix, Inc.
5/31/2024		(139.31)	Esker Inc	Ebix, Inc.
5/31/2024		(125.00)	John Mardant	Ebix, Inc.
5/31/2024		(92.52)	WELLS FARGO FINANCIAL	Ebix, Inc.
5/31/2024		(67.47)	Nalco Water	Ebix, Inc.
5/31/2024		(93,073.00)	Zinnia Distributor Solutions LLC	Ebix, Inc.
5/31/2024		(53,724.83)	Paycom Payroll	Ebix, Inc.
5/31/2024		(2,541.81)	Microsoft	Ebix, Inc.
5/31/2024		(641.23)	Paycom Payroll	Ebix, Inc.
5/31/2024		(411.00)	Extra Space	Ebix, Inc.
5/31/2024		(316.50)	Extra Space	Ebix, Inc.
5/31/2024		(42.99)	Web Network Solutions	Ebix, Inc.
5/31/2024		(15.00)	SMTP2Go	Ebix, Inc.
5/31/2024		(8.39)	Godaddy.com	Ebix, Inc.
5/31/2024		(0.30)	Veracode, Inc.	Ebix, Inc.
5/31/2024		(0.02)	Citizens Bank	Ebix, Inc.
		$ (19,812,889.50)		**Ebix, Inc. Subtotal**
		$ (19,812,889.50)		**Grand Total**

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 33 of 77

Citizens™

US702 | BR558
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 4

Beginning May 01, 2024
through May 31, 2024

Questions? Contact us today:

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

MAIL:
Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
OAKSTONE MEDICAL
1 EBIX WAY
JOHNS CREEK GA 30097-5801

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
OAKSTONE MEDICAL
Business Checking w/Interest
XXXXXX-348-5

Business Checking w/Interest for XXXXXX-348-5

Balance Calculation		
Previous Balance		878,983.67
Checks	-	.00
Debits	-	.00
Deposits & Credit	+	1,028,249.21
Interest Paid	+	.00
Current Balance	=	1,907,232.88

Balance	
Average Daily Balance	1,442,575.20
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	31
Interest Earned	.00
Interest Paid This Year	1,328.98

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $1,451,687

Your next statement period will end on June 28, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 34 of 77
Page 2 of 4

Business Checking w/Interest for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Deposits & Credits

Date	Amount	Description
05/01	61,173.52	BRAINTREE FUNDING 240501 57MN4P
05/01	10,925.98	HAYMARKET MEDIA CORP PAY 240501 700765
05/02	64,873.01	BRAINTREE FUNDING 240502 HD8KYP
05/02	82,158.81	INCOMING WIRE TRANSFER (MTS NO.240502001733)
05/03	46,659.18	BRAINTREE FUNDING 240503 JS3MJP
05/03	747.15	BRAINTREE FUNDING 240503 8QM6Q8
05/06	32,912.70	BRAINTREE FUNDING 240506 7Z3PHJ
05/07	22,972.02	BRAINTREE FUNDING 240507 8PNSFT
05/07	4,377.07	JEFF-LEWIS ADMIN CORP PAY 240507
05/08	41,899.45	BRAINTREE FUNDING 240508 HF7PTP
05/08	12,334.44	BENEFITS PARTNE2 202024076 240508 SALUS GROUP
05/08	1,731.03	BRAINTREE FUNDING 240508 BV6ZWD
05/09	17,541.87	BRAINTREE FUNDING 240509 DC65QT
05/10	41,042.80	LOCKBOX DEPOSIT
05/10	18,831.06	LOCKBOX DEPOSIT
05/10	13,301.04	BRAINTREE FUNDING 240510 GVYXRY
05/10	8,710.44	LOCKBOX DEPOSIT
05/13	28,404.44	BRAINTREE FUNDING 240513 JH6XXJ
05/14	30,094.80	BRAINTREE FUNDING 240514 3C52D4
05/14	720.00	LOCKBOX DEPOSIT
05/14	398.00	LOCKBOX DEPOSIT
05/15	37,300.86	BRAINTREE FUNDING 240515 7FBMGD
05/16	25,214.66	BRAINTREE FUNDING 240516 D5JFQT
05/16	746.84	BRAINTREE FUNDING 240516 783GY4
05/17	23,917.95	BRAINTREE FUNDING 240517 8G4RVT
05/17	6,871.47	BENEFITS PARTNE2 202024076 240517 SALUS GROUP
05/20	28,946.82	BRAINTREE FUNDING 240520 HM4B9T
05/21	32,196.42	BRAINTREE FUNDING 240521 JD3HFT
05/21	169.01	BRAINTREE FUNDING 240521 3PDVYP
05/21	112.42	ALLIANTINOPER617 PREAUTHPAY 240521 EBIXINC-01
05/22	41,645.89	BRAINTREE FUNDING 240522 5P5DZ8
05/22	640.96	BRAINTREE FUNDING 240522 DX9DBY
05/23	28,371.53	BRAINTREE FUNDING 240523 7XPWY4
05/24	17,931.92	BRAINTREE FUNDING 240524 54PGVT
05/28	27,052.71	BRAINTREE FUNDING 240528 788258
05/28	6,428.53	BENEFITS PARTNE2 202024076 240528 SALUS GROUP
05/28	5,300.86	ARTHUR J GALLAGH DOMTZZ2009 240524 002EFTI036749
05/29	61,504.28	BRAINTREE FUNDING 240529 87DTZ8
05/30	24,575.91	BRAINTREE FUNDING 240530 KDWTHJ
05/31	38,116.84	LOCKBOX DEPOSIT
05/31	37,955.37	BRAINTREE FUNDING 240531 GHQH98
05/31	20,709.01	LOCKBOX DEPOSIT
05/31	17,830.12	LOCKBOX DEPOSIT
05/31	2,900.02	CITY OF SEATTLE EDI PYMNTS 240531 AP0000138502

Previous Balance	
	878,983.67
Total Deposits & Credits	
+	**1,028,249.21**

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 35 of 77

Citizens™

Page 3 of 4

Business Checking w/Interest for XXXXXX-348-5 Continued

Daily Balance

Date	Balance	Date	Balance	Date	Balance
05/01	951,083.17	05/13	1,389,579.68	05/22	1,618,555.78
05/02	1,098,114.99	05/14	1,420,792.48	05/23	1,646,927.31
05/03	1,145,521.32	05/15	1,458,093.34	05/24	1,664,859.23
05/06	1,178,434.02	05/16	1,484,054.84	05/28	1,703,641.33
05/07	1,205,783.11	05/17	1,514,844.26	05/29	1,765,145.61
05/08	1,261,748.03	05/20	1,543,791.08	05/30	1,789,721.52
05/09	1,279,289.90	05/21	1,576,268.93	05/31	1,907,232.88
05/10	1,361,175.24				

Current Balance

= **1,907,232.88**

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 36 of 77

Citizens™

Page 4 of 4

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ____________

Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ____________

Total of 2

3 Subtotal by adding 1 and 2

= $ ____________

Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ____________

Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ____________

Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error,call the number shown on the front of your statement or write to us atthe following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify usof a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannotbe transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 37 of 77

Citizens™

US747 | BR558
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 29

Beginning May 01, 2024
through May 31, 2024

Questions? Contact us today:

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

MAIL:
Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
CONTROL ACCOUNT
1 EBIX WAY
JOHNS CREEK GA 30097-5801

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
CONTROL ACCOUNT
Business Checking w/Interest
XXXXXX-270-5

Business Checking w/Interest for XXXXXX-270-5

Balance Calculation		
Previous Balance		9,278,117.21
Checks	-	.00
Debits	-	20,364,531.73
Deposits & Credit	+	20,736,303.03
Interest Paid	+	.00
Current Balance	=	9,649,888.51

Balance	
Average Daily Balance	10,281,687.18
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	31
Interest Earned	.00
Interest Paid This Year	6,492.46

You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 .

Your average daily balance* used to qualify this statement period is: $10,358,964

Your next statement period will end on June 28, 2024.

*The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Business Checking w/lnterest for XXXXXX-270-5 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5 Debits ** Previous Balance **May include checks that have been processed electronically by the payee/merchant. g 278 117 21 Date Amount DescriptionTotal Debits ATM/Purchases _20,364,531.73 05/01 316.508643 DBT PURCHASE—340041 EXTRA SPACE 07 DULUTH GA 05/01411.008643 DBT PURCHASE—340041 EXTRA SPACE 07 DULUTH GA 05/0110.997062 DBT PURCHASE—OZHX6T LYFT‘RIDE M SAN FRANCI SCOCA 05/0117.997062 DBT PURCHASE—OZHX6T LYFT‘RIDE M SAN FRANCI SCOCA 05/0117.697062 DBT PURCHASE—OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/013,000.008643 DBT PURCHASE—000000 ANA ENTERPRISE SILVER SPR INGMD 05/012,560.798643 POS DEBIT—008444 MICROSOFT*ADS-MSBILL.INF O NV 05/02449.008643 DBT PURCHASE—340041 EXTRA SPACE 07 DULUTH GA 05/0210.997062 DBT PURCHASE—OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/0221.897062 DBT PURCHASE—OZHX6T LYFT ‘RIDE T SAN FRANCI SCOCA 05/0219.988643 DBT PURCHASE—292837 DNH*GODADDY.CO TEMPE AZ 05/02273.408643 DBT PURCHASE—999999 APR*APPRIVER 850-932-53 38 FL 05/0216.837062 DBT PURCHASE-OZHX6T LYFT *RIDEW SAN FRANCI SCOCA 05/02305.23 8643 DBT PURCHASE—999999 Indeed 9242356 Austin TX 05/0279.72 8643 DBT PURCHASE—999999 GOOGLE ‘CLOUD 650-253-00 00 CA 05/02480.578643 DBT PURCHASE—999999 GOOGLE *ADS573 650-253-00 00 CA 05/02435.408643 DBT PURCHASE—999999 GOOGLE *ADS603 650-253-00 00 CA 05/0235.008643 DBT PURCHASE—3LYQJF SINCH MAILGUN SAN ANTONI O TX 05/0284.69 8643 POS DEBIT—000001 AMAZON.COM*9FO SEATTLE WA 05/02.04FOREIGN CURRENCY FEE—292837 DNH*GODADDY.CO TEMPE AZ 05/0399.008643 DBT PURCHASE—999999 APPLE.COM/US 800-676-27 75 CA 05/0317.997062 DBT PURCHASE-OZHX6T LYFT‘RIDE W SAN FRANCI SCOCA 05/0337.998643 DBT PURCHASE—000010 WEB‘NETWORKSOL JACKSONVIL LE FL 05/03269.558643DBT PURCHASE—6733 PAYFLOW/PAYPAL LAVISTA NE 05/0354.108643DBT PURCHASE—6733 PAYFLOW/PAYPAL LAVISTA NE 05/0317.817062DBT PURCHASE-OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/03120.008643DBT PURCHASE—6733 PAYFLOW/PAYPAL LAVISTA NE Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 39 of 77

Citizens™

Page 3 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
05/03	149.76	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
05/03	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/03	90.00	8643 DBT PURCHASE - 8610 RUSTICI SOFTWA FRANKLIN TN
05/03	19.99	8643 POS DEBIT - 000001 AMAZON.COM*XR3 SEATTLE WA
05/03	.30	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
05/06	795.72	8643 DBT PURCHASE - 005 Staples Inc staples.co m MA
05/06	269.34	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
05/06	269.34	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
05/06	60.00	8643 DBT PURCHASE - 999999 Twilio NPVFRB5 San Franci scoCA
05/06	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/06	94.49	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
05/06	19.68	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/06	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/06	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/06	20.00	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
05/06	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	2,029.50	8643 DBT PURCHASE - 999999 VONAGE *PRICE+ 866-243-43 57 NJ
05/06	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	133.37	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
05/06	50.79	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	38.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/06	59.99	8643 POS DEBIT - 000001 AMAZON.COM*W96 SEATTLE WA
05/06	59.99	8643 POS DEBIT - 000001 AMAZON.COM*X50 SEATTLE WA
05/06	19.98	8643 POS DEBIT - 000001 AMAZON.COM*ET5 SEATTLE WA
05/06	.04	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
05/06	.19	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Date Amount Description ATM/Purchases (Continued) 05/06 .27 FOREIGN CURRENCY FEE—292837 DNH*GODADDY.CO TEMPE AZ 05/07127.908643 DBT PURCHASE—847305 ClNTAS CORP MASON OH 05/0719.997062 DBT PURCHASE—OZHX6T LYFT ‘RIDES SAN FRANCI SCOCA 05/0717.977062 DBT PURCHASE-OZHX6T LYFT‘RIDES SAN FRANCI SCOCA 05/07668.207062DBTPURCHASE—999999 DELTADELTA.COM CA 05/07668.207062DBTPURCHASE—999999 DELTADELTA.COM CA 05/07762.207062DBTPURCHASE—999999 DELTADELTA.COM CA 05/07500.008643DBTPURCHASE—999999 GOOGLE ‘ADS603 650-253-00 00 CA 05/0798.007062 DBT PURCHASE—999999 DELTA DELTA.COM CA 05/0715.778643 DBT PURCHASE—292837 DNH‘GODADDY.CO TEMPE AZ 05/072,541.808643 POS DEBIT—008444 MICROSOFT‘ADS-MSBILL.INF O NV 05/07.03 FOREIGN CURRENCY FEE-292837 DNH‘GODADDY.CO TEMPE AZ 05/08173.958643 DBT PURCHASE—000010 WEB‘NETWORKSOL JACKSONVIL LE FL 05/081,078.967062 DBT PURCHASE—999999 SOUTHWES 800-435-97 92 TX 05/08960.957062 DBT PURCHASE—999999 SOUTHWES 800-435-97 92 TX 05/0825.007062 DBT PURCHASE—999999 SOUTHWES 800-435-97 92 TX 05/0816.997062 DBT PURCHASE-OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/08119.888643 DBT PURCHASE—999999 DROPBOX‘MT33LP DROPBOX.CO M CA 05/08500.008643 DBT PURCHASE—999999 GOOGLE ‘ADS603 650-253-00 00 CA 05/08106.968643 POS DEBIT—001 LOWE’S #71 SUWANEE GA 05/0863.568643 POS DEBIT—000001 AMAZON.COMM 83 SEATTLE WA 05/091,077.367062 DBT PURCHASE—289476 HYATT HOTELS JOHNS CREE K GA 05/09772.207062 DBT PURCHASE—999999 DELTA 800-221-12 12 GA 05/099.997062 DBT PURCHASE-OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/0917.807062 DBT PURCHASE-OZHX6T LYFT‘RIDE T SAN FRANCI SCOCA 05/0937.998643 DBT PURCHASE—000010 WEB‘NETWORKSOL JACKSONVIL LE FL 05/0949.998643 DBT PURCHASE—000000 PAYPAL ‘PEASIS 4029357733 CA 05/0917.997062 DBT PURCHASE-OZHX6T LYFT‘RIDE W SAN FRANCI SCOCA 05/09375.008643 DBT PURCHASE—HWCPWL KLAVIYO INC. S BOSTON MA 05/0952.158643 POS DEBIT-000001 AMAZON.COM‘NN2 SEATTLE WA Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 41 of 77

Citizens™

Page 5 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
05/09	19.99	8643 POS DEBIT - 000001 AMAZON.COM*9Q6 SEATTLE WA
05/10	9.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
05/10	18.87	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
05/10	4.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/10	9.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/10	16.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/10	475.50	8643 DBT PURCHASE - 999999 SPI*DIRECTV SE 800-531-50 00 CA
05/10	62.98	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/10	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/10	18.95	8643 DBT PURCHASE - 1400 CLOUD COVER MU EL SEGUNDO CA
05/10	916.74	8643 DBT PURCHASE - 999999 ULINE *SHIP S 800-295-55 10 WI
05/10	17.85	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/10	22.67	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/10	131.54	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
05/10	.13	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/13	286.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
05/13	8.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
05/13	120.00	8643 DBT PURCHASE - 000000 DTCC PRODUCTS NEW YORK NY
05/13	10.80	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	207.56	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
05/13	1,500.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
05/13	2,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
05/13	10.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	9.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	23.84	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	27.73	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/13	25.33	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 42 of 77
Page 6 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
05/13	10.73	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	21.73	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	18.68	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
05/13	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/13	113.10	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
05/13	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
05/13	2,541.69	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
05/13	.06	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/14	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
05/14	37.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/14	.99	8643 DBT PURCHASE - 999999 APPLE.COM/BILL 866-712-77 53 CA
05/14	31.47	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/14	769.39	8643 DBT PURCHASE - LY1PDA ZOOM.US 888-79 SAN JOSE CA
05/14	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/14	59.00	8643 DBT PURCHASE - UOFYXM REWIND SOFTWAR OTTAWA ON
05/14	19.98	8643 POS DEBIT - 000001 AMAZON.COM*TT7 SEATTLE WA
05/14	.06	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/14	1.65	FOREIGN CURRENCY FEE - UOFYXM REWIND SOFTWAR OTTAWA ON
05/15	35.08	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/15	57.03	8643 POS DEBIT - 000001 AMAZON.COM*W00 SEATTLE WA
05/15	19.98	8643 POS DEBIT - 000001 AMAZON.COM*017 SEATTLE WA
05/15	.07	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/16	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/16	17.96	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/16	256.98	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
05/16	106.67	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
05/16	2,546.25	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
05/16	.04	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/17	5,406.00	8643 DBT PURCHASE - 000000 SCHINDLER ELEV 20 WHIPPAN Y RNJ

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 43 of 77

Citizens™

Page 7 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
05/17	50.00	8643 DBT PURCHASE - 000000 SCHINDLER ELEV 20 WHIPPAN Y RNJ
05/17	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/20	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/20	60.00	8643 DBT PURCHASE - 999999 Twilio GWQP8DP San Franci scoCA
05/20	253.33	8643 DBT PURCHASE - 004 Staples Inc staples.co m MA
05/20	941.95	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
05/20	568.95	7062 DBT PURCHASE - 999999 DELTA 800-221-12 12 GA
05/20	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/20	15.78	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/20	161.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/20	34.33	8643 POS DEBIT - 000001 AMAZON.COM*AL8 SEATTLE WA
05/20	.03	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/21	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
05/21	158.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/21	157.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/21	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/21	500.04	8643 DBT PURCHASE - 999999 Indeed 9281655 Austin TX
05/22	1,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
05/22	1,000.00	8643 DBT PURCHASE - 004217 DIGICERT LEHI UT
05/22	85.98	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/22	419.90	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/22	15.78	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
05/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/22	.03	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/23	4.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/23	80.97	8643 POS DEBIT - 000001 AMAZON.COM*FE6 SEATTLE WA
05/23	2,542.37	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
05/24	918.31	8643 DBT PURCHASE - 000000 DMI* DELL BUS ROUND ROCK TX
05/24	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 44 of 77
Page 8 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Date	Amount	Description
ATM/Purchases (Continued)		
05/24	223.04	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
05/28	808.02	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
05/28	808.02	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
05/28	120.91	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/28	199.00	8643 DBT PURCHASE - JGPB8W SHOGUN COVINA CA
05/28	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
05/28	169.80	8643 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
05/28	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/28	151.96	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/28	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/28	64.10	8643 POS DEBIT - 000001 AMAZON.COM*E58 SEATTLE WA
05/28	.24	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
05/30	60.01	8643 DBT PURCHASE - 999999 Twilio TBL9KLP San Franci scoCA
05/30	37.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/30	24.00	8643 DBT PURCHASE - 4ZKEI5 OMNIONE SALES GRAND RAPI DS MI
05/30	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
05/30	4,548.56	8643 DBT PURCHASE - 999999 Hubspot Inc. Winchester MA
05/30	326.48	8643 POS DEBIT - 004 IN AJR PA 805 FRANKL IN GA
05/31	316.50	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
05/31	411.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
05/31	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
05/31	15.00	8643 DBT PURCHASE - OHIOJQ SMTP2GO, I* SM KELLER TX
05/31	8.39	8643 DBT PURCHASE - 999999 DNH*GODADDY.CO 480-505-88 55 AZ
05/31	2,541.81	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
05/31	.02	FOREIGN CURRENCY FEE - 999999 DNH*GODADDY.CO 480-505-88 55 A
Other Debits		
05/01	33,439.00	STATE OF CT DRS BUS DIRPAY 240501 5983293
05/01	14,679.12	Sawnee Electric WEB PMTS 050124 BBJCCN
05/01	10,967.96	COMM OF MASS EFT MA DOR PAY 240430 1410906560
05/01	9,188.59	WA DEPT REVENUE TAX PYMT 240429 13084029
05/01	3,356.00	CA DEPT TAX FEE CDTFA EPMT 240430 17781406
05/01	1,227.75	UTAH801/297-7703 TAX PAYMNT 240501 327758976

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 45 of 77

Citizens™

Page 9 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/01	166.11	SEATTLEB&OTAX TAXPYMT 240430 2957256
05/01	4.00	FILELOCAL PROCESSFEE 240430 2957545
05/01	1.00	SEATTLE KUBRAFEE TAXPYMTFEE 240430 2929367
05/02	61,280.58	EBIX, INC. JHTC 240502 9443440
05/02	31,917.90	BANKCARD MERCH FEES 240430 948907957005015
05/02	121.04	BANKCARD MERCH CHBK 240501 948907957005015
05/02	121.04	BANKCARD MERCH CHBK 240501 948907957005015
05/02	121.04	BANKCARD MERCH CHBK 240501 948907957005015
05/02	60.00	AUTHNET GATEWAY BILLING 240502 136246598
05/03	2,066.55	OPTUM BANK DIR DEP 240503 720000208
05/06	57,096.75	OUTGOING WIRE TRANSFER (MTS NO.240506007995)
05/06	4,375,000.00	OUTGOING WIRE TRANSFER (MTS NO.240506007993)
05/06	17,000.00	OUTGOING WIRE TRANSFER (MTS NO.240506012466)
05/06	17,448.41	OUTGOING WIRE TRANSFER (MTS NO.240506012467)
05/06	149,288.75	OUTGOING WIRE TRANSFER (MTS NO.240506012465)
05/06	117,575.68	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	49,792.14	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	38,901.75	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	25,000.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	24,404.94	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	17,300.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	16,676.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	15,792.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	7,088.62	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	3,344.53	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	1,640.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	1,250.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	1,150.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	1,000.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	200.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	170.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	100.00	EBIX INC 2705 ACH TRANS 240506 -SETT-DIGI BANK
05/06	624.89	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
05/07	89,673.33	EBIX EMPMED+DNTL CORP COLL 240502
05/07	69,253.00	EBIX INC 2705 ACH TRANS 240507 -SETT-DIGI BANK
05/07	1,684.16	EBIX INC CORP PYMNT 240507 241244863
05/08	1,891,308.60	OUTGOING WIRE TRANSFER (MTS NO.240508003851)
05/08	182.46	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
05/09	4,731.93	OUTGOING WIRE TRANSFER (MTS NO.240509011147)
05/09	15,000.00	OUTGOING WIRE TRANSFER (MTS NO.240509011146)

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 46 of 77
Page 10 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/09	200.00	OUTGOING WIRE TRANSFER (MTS NO.240509011158)
05/09	500.00	OUTGOING WIRE TRANSFER (MTS NO.240509011155)
05/09	9,603.00	OUTGOING WIRE TRANSFER (MTS NO.240509011150)
05/09	19,570.00	OUTGOING WIRE TRANSFER (MTS NO.240509011157)
05/09	33,780.00	OUTGOING WIRE TRANSFER (MTS NO.240509011151)
05/09	50,157.93	OUTGOING WIRE TRANSFER (MTS NO.240509011148)
05/09	72,000.00	OUTGOING WIRE TRANSFER (MTS NO.240509011152)
05/09	130,715.36	OUTGOING WIRE TRANSFER (MTS NO.240509011153)
05/09	362,506.01	FIRST INSURANCE INSURANCE 240509 900-99953564
05/09	53,644.32	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	31,020.68	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	18,311.44	EBIX EMPMED+DNTL CORP COLL 240508
05/09	18,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	15,792.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	14,962.50	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	14,726.25	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	13,832.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	13,184.86	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	12,757.50	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	11,559.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	8,200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	8,032.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	7,990.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	6,200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,087.50	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,060.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	5,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,750.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,298.44	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,242.15	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,221.98	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,123.70	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	4,114.65	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	3,891.75	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	3,862.60	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	3,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	3,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,929.50	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 47 of 77

Citizens™

Page 11 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/09	2,896.10	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,814.67	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,720.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,574.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,571.57	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,500.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,180.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,114.60	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,068.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,059.96	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,041.25	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	2,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,950.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,872.25	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,785.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,725.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,600.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,584.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,557.90	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,350.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,347.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,312.50	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,285.20	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,111.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,100.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,001.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	1,000.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	900.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	880.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	880.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	850.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	822.68	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	792.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	750.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	750.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	750.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	731.25	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	700.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	625.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	576.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	500.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	500.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	375.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	350.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	320.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 48 of 77
Page 12 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/09	287.02	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	250.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	250.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	250.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	228.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	200.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	189.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	150.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	150.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	100.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	66.00	EBIX INC 2705 ACH TRANS 240509 -SETT-DIGI BANK
05/09	628,012.29	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
05/10	17,372.98	EBIX INC 2705 ACH TRANS 240510 -SETT-DIGI BANK
05/10	228.00	EBIX INC 2705 ACH TRANS 240510 -SETT-DIGI BANK
05/10	2,222.91	DEPOSITED CHECK RETURNED
05/13	40,284.97	EBIX EMPMED+DNTL CORP COLL 240513
05/13	16,409.98	SUN LIFE CANADA PAYMENTREQ 240510 1265286
05/13	14,795.74	EBIX EMPMED+DNTL CORP COLL 240513
05/13	13,356.46	SUN LIFE CANADA PAYMENTREQ 240510 1265287
05/13	3,748.23	EBIX EMPMED+DNTL CORP COLL 240513
05/13	1,979.20	UPSBILLCTR PAYMENT 240510 00004E1896
05/13	296.28	FEDERAL EXPRESS DEBIT 240511 EPA77554273
05/14	500,657.80	OUTGOING WIRE TRANSFER (MTS NO.240514009748)
05/14	1,303.51	EBIX INC CORP PYMNT 240514 241315976
05/14	44.99	BRAINTREE FUNDING 240514 BW2XXJ
05/15	47,433.16	OUTGOING WIRE TRANSFER (MTS NO.240515006028)
05/15	3,096.77	OUTGOING WIRE TRANSFER (MTS NO.240515014357)
05/15	4,645.16	OUTGOING WIRE TRANSFER (MTS NO.240515014356)
05/15	1,400.00	EBIX INC 2705 ACH TRANS 240515 -SETT-DIGI BANK
05/15	374.89	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
05/16	30,000.00	OUTGOING WIRE TRANSFER (MTS NO.240516011559)
05/16	49,342.65	OUTGOING WIRE TRANSFER (MTS NO.240516011556)
05/16	59,598.53	EBIX EMPMED+DNTL CORP COLL 240516
05/16	53,962.56	EBIX, INC. JHTC 240516 9471441
05/16	102.47	ME BUREAU OF TAX INTRNET DR 240516 801544
05/16	6,836.72	SERVICE CHARGE
05/17	25,000.00	OUTGOING WIRE TRANSFER (MTS NO.240517007001)

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 49 of 77

Citizens™

Page 13 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/17	55,000.00	OUTGOING WIRE TRANSFER (MTS NO.240517007000)
05/17	35,975.51	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	25,931.78	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	17,810.86	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	7,968.68	STATE COMPTRLR TEXNET 240517 08201441/40516
05/17	6,697.65	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	4,312.50	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	3,280.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	2,455.20	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	2,215.90	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	2,066.55	OPTUM BANK DIR DEP 240517 720000208
05/17	1,650.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	1,650.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	1,529.37	FLA DEPT REVENUE C01 240517 93626504
05/17	1,248.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	1,200.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	1,200.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	1,000.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	785.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	680.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	575.73	DOR ITS PAYMENTS INDORITS 240516 8431770
05/17	575.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	525.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	512.50	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	473.10	AL-DEPT OF REV DIRECT DBT 991231 317679936
05/17	426.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	412.70	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	300.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	300.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	300.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	250.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	150.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	150.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	125.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	125.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	125.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	75.00	EBIX INC 2705 ACH TRANS 240517 -SETT-DIGI BANK
05/17	22.73	AL ONESPOT TAX Alabama.go 240517 202473106186
05/17	891.23	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
05/20	49,034.92	EBIX Self-Funded INSUR PREM 240515 953408
05/20	6,000.00	EBIX INC 2705 ACH TRANS 240520 -SETT-DIGI BANK
05/20	3,711.00	EBIX INC 2705 ACH TRANS 240520 -SETT-DIGI BANK
05/20	2,567.50	EBIX INC 2705 ACH TRANS 240520 -SETT-DIGI BANK
05/20	2,301.16	UPSBILLCTR PAYMENT 240517 0000332896
05/20	103.06	FEDERAL EXPRESS DEBIT 240518 EPA77778915
05/20	.04	FRST BK MRCH SVC DEPOSIT 240517 374212269889
05/21	969,385.17	OUTGOING WIRE TRANSFER (MTS NO.240521010423)

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Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 50 of 77
Page 14 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/21	20,112.00	NYS DTF SALES Tax Paymnt 240521 000000114216192
05/21	4,019.92	SC DEPT REVENUE DEBIT 202405 15017131
05/21	3,048.17	AZ DEPT OF REV CCDDIR.DBT 240521 100447218
05/21	2,018.00	MI Business Tax Payment 240520 SMIBUS010988138
05/21	1,747.70	IA DEPT OF REV IA REV PAY 240521 2561782
05/21	1,503.00	IL DEPT OF REVEN EDI PYMNTS 240521 00000094381360
05/21	1,255.78	EBIX INC CORP PYMNT 240521 241387234
05/21	584.00	MN DEPT OF REVEN MN Rev pay 240521 000000108632308
05/21	269.88	WI DEPT REVENUE TAXPAYMNT 240520 1855945664
05/22	26,488.02	EBIX EMPMED+DNTL CORP COLL 240522
05/22	7,976.00	TN STATE REVENUE TN TAP 240521 1860381312
05/22	1,011.30	NC DEPT REVENUE TAX PYMT 240521 043000091431028
05/22	659.29	VA DEPT TAXATION TAX PAYMEN 240521 *****1975
05/22	413.00	STATE OF LOUISIA EPOSPYMNTS 240522 6242770001
05/22	262.00	CO DEPT REVENUE TAXPAYMENT 240520 08055516004USR
05/22	568.00	DEPOSITED CHECK RETURNED
05/23	100.00	OUTGOING WIRE TRANSFER (MTS NO.240523012934)
05/23	600.00	OUTGOING WIRE TRANSFER (MTS NO.240523012930)
05/23	47,000.00	OUTGOING WIRE TRANSFER (MTS NO.240523012931)
05/23	2,674.80	OUTGOING WIRE TRANSFER (MTS NO.240523012935)
05/23	125,334.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	42,905.28	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	38,419.19	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	25,000.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	23,120.76	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	15,909.09	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	15,000.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	10,775.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	10,100.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	7,500.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	4,037.12	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	3,678.40	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	3,318.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	3,000.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	2,508.90	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	2,103.20	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	1,632.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	1,000.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	907.50	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	725.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	680.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	600.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	500.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	480.00	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK
05/23	412.50	EBIX INC 2705 ACH TRANS 240523 -SETT-DIGI BANK

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 05/23 400.00 EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23300.00EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23300.00EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23258.88EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23200.00EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23195.00EBIXINC 2705 ACH TRANS 240523 -SETT-DIGI BANK 05/23624,122.50 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 05/24194,343.50 OUTGOING WIRE TRANSFER (MTS N0.240524006327) 05/242,674.85UPSBILLCTR PAYMENT 240523 00004E1896 05/24493.08WASTE MANAGEMENT INTERNET 240523043000094168102 05/28223,885.00OUTGOING WIRE TRANSFER (MTS N0.240528001752) 05/28406,673.66OUTGOING WIRE TRANSFER (MTS N0.240528008699) 05/28 727,697.84OUTGOING WIRE TRANSFER (MTS N0.240528008698) 05/28170,115.00OUTGOING WIRE TRANSFER (MTS N0.240528009190) 05/2871,169.32EBIX INC 2705 ACH TRANS 240528 -SETT-DIGI BANK 05/282,920.52CA DEPT TAX FEE CDTFA EPMT 240524 17923198 05/281,160.99EBIX INC CORP PYMNT 240528 241447291 05/281,027.77 THE GUARDIAN MAY GP INS 052824 40736700SSG0000 05/28208.84FEDERAL EXPRESS DEBIT 240524 EPA77941055 05/2947,142.20OUTGOING WIRE TRANSFER (MTS N0.240529014052) 05/29189,869.81OUTGOING WIRE TRANSFER (MTS NO.240529014051) 05/291,339,850.31OUTGOING WIRE TRANSFER (MTS N0.240529014050) 05/2935,623.28EBIX EMPMED+DNTL CORP COLL 240529 05/29277.67KSDEPTOFREVENUE TAXDRAFTS 240529 004770021975F01 05/29126.68 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF 05/3042,195.00 OUTGOING WIRE TRANSFER (MTS N0.240530007816) 05/304,386,000.00 OUTGOING WIRE TRANSFER (MTS N0.240530007824) 05/30243.80 OUTGOING WIRE TRANSFER (MTS N0.240530007828) 05/3013,000.00OUTGOING WIRE TRANSFER (MTS N0.240530007825) 05/3029,176.50OUTGOING WIRE TRANSFER (MTS N0.240530007826) 05/301,912.568013OHIO-TAXOSUT OH SALESTX 053024 000001012170175 05/301,087.32EBIX INC 2705 ACH TRANS 240530 -SETT-DIGI BANK 05/30940.10 WA DEPT REVENUE TAX PYMT 240528 13390812 05/306.74 BRAINTREE FUNDING 240530 3NSGSJ

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 52 of 77
Page 16 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **
***May include checks that have been processed electronically by the payee/merchant.*

Other Debits (Continued)

05/31	93,073.00	OUTGOING WIRE TRANSFER (MTS NO.240531015948)
05/31	.30	OUTGOING WIRE TRANSFER (MTS NO.240531017756)
05/31	53,724.83	EBIX, INC. JHTC 240531 9530456
05/31	46,918.90	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	25,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	11,598.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	8,154.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	8,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	7,273.75	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	5,224.37	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	5,030.40	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	5,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	4,680.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	4,608.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	4,298.44	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	3,860.44	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	3,500.22	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	3,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	2,744.13	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	2,646.82	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	2,500.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	2,325.77	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	2,180.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,900.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,500.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,480.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,361.36	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	1,000.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	962.50	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	908.92	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	900.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	880.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	880.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	770.33	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	750.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	680.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	600.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK
05/31	500.00	EBIX INC 2705 ACH TRANS 240531 -SETT-DIGI BANK

Please See Additional Information on Next Page

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0 Citizens* Paae17of29 Business Checking w/lnterest for XXXXXX-270-5 Continued Debits (Continued) ** **May include checks that have been processed electronically by the payee/merchant. Other Debits (Continued) 05/31 500.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31500.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31470.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31440.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31375.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31300.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31150.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31139.31EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31125.00EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/3192.52EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/3167.47EBIX INC 2705 ACH TRANS 240531-SETT-DIGI BANK 05/31641.23 TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF Deposits & Credits Total Deposits & Credits Date AmountDescription+20,736,303.03 05/01 162,807.26LOCKBOX DEPOSIT 05/0139,812.93BANKCARD MERCH DEP 240430 948907957005015 05/0139,720.84WESTERN SOUTHERN EDI PYMNTS 240501 02000011752 05/0118,382.46NEW YORK LIFE MPP 050124 0991867075 05/014,734.64AMERICAN INTER02 EDI PYMT 043024 2000013172 05/014,553.94WESTERN SOUTHERN EDI PYMNTS 240501 02000011751 05/014,369.34Security Benefit SB Busines 240430 0000001109 05/013,576.00WESTERN SOUTHERN EDI PYMNTS 240501 02000011750 05/012,982.46EAGLE LIFE AEGL PAYMENTS 240501 05/012,626.25ALERA GROUP INC DIRECT-PAY 240430 71586423 05/012,352.48SYLVAMO NORTH AM TRADE PAY 240501 05/012,084.83LIMITED BRANDS LBI REMIT 240501 1028897248 05/011,138.48BANKCARD MERCH DEP 240430 948907957005015 05/01469.99SIMPLOT AB RETAI AP ACH PMT 240430 01423409 05/01462.50SOUTHEAST IOWA R PAYMENT 240501 SUP001393 05/01192.71DUNNEDWARDS CORP AP PAYMENT 240501 05/01168.00NATL INTEGRITY EDI PYMNTS 240501 00100000099 05/01138.00Security Benefit SB Busines 240430 0000001109 05/01130.66EAC Brokerage In Insurance 240501 5776062372 05/01125.00Acrisure, LLC PAYMENTS 240430 000000000323106 05/01109.41BRAINTREE FUNDING 240501 F44H2D 05/0189.00ARTHUR J GALLAGH DOMTZZ2008 240430 002EFTI035072 05/0160.00SEDGWICKCOUNTYAP PAYMENT 240501 05/0128.73BRAINTREE FUNDING 240501 52P95T 05/0278,910.18NEW YORK LIFE MPP 050224 0991867457 05/0273,044.63Merative US L.P. PAYMENTS 240501 4209 05/0246,549.20LOCKBOX DEPOSIT 05/0224,895.00FMR LLC US-JPM-CCD 050224 2605690 05/0210,965.00Ameritas Life In XO01ACH 240502 XO010000012354 05/028,641.24BANKCARD MERCH DEP 240501 948907957005015 05/024,000.00SelectQuote IS Payment 240502 7366

Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 05/02 3,814.89BANKCARD MERCH DEP 240501 948907957005015 05/022,000.00BROWN & BROWN PAYMENTS 240501 EFT-01756981 05/021,785.00HD MOTOR COMPANY PAYMENT 240502 05/02638.60PATRIOT GROWTH I PAYMENTS 240502 Ebix Inc 05/02615.50UBS BU BATCH 240502 05/02400.00CAPITAS FINANCIA 20240501 240502 Ebix 05/02255.00SHERI HORN SENDER 240502 9809432999 05/02150.00Angle & Fifth LL 255727AAE8 240502 24050118460538 05/02146.89BJ’S RESTAURANTS TRADE PAY 240501 EBIXIN 05/0267.22BRAINTREE FUNDING 240502 CT88TP 05/0222.29PURITY LIFE HEAL PAYMENT 240501 EBIX 05/029.9225 30 Columbia Checking 240502 770021975 05/026.32BRAINTREE FUNDING 240502 HNPN98 05/026,000,000.00INCOMING WIRE TRANSFER (MTS NO.240502011921) 05/03366,809.12SUN LIFE SLOC CCD 240501 0000002960 05/03144,486.18BANK OF AMERICA 2003PPDJJS 240503 200320002079712 05/03136,784.24MAN LIFE INS PAYMENT 050324 P11427021 05/0342,614.21MUTUAL OF OMAHA TRANSFERS 240503 AP0014427733 05/0325,000.00MIDLAND NATIONAL ACCTPAYABL 240501 100019000658872 05/0310,028.68ALLIANTINOPER617 PREAUTHPAY 240502 EBIXINC-01 05/037,641.63BANKCARD MERCH DEP 240502 948907957005015 05/036,510.48GNA AP DISBURSE INV PAY 240503 000000600096619 05/036,177.93FGBS FGBS JPM C 240503 7388 05/035,282.20LOCKBOX DEPOSIT 05/032,422.50Devon Energy Pro INV PAYMNT 240502 0070225116 05/031,438.49Bank Midwest BankTEL 050324 1975 05/031,200.00+Lincoln Nationa EDI PYMNTS 240503 IsTXKoBtUa 05/031,080.00Bkly Rsk Adm Co ACH 240502 AP0002394537 05/031,005.28Aon Corporation BK-7420802 240502 BK-7420802 05/03975.00+Lincoln Nationa EDI PYMNTS 240503 kc1r7gx6ED 05/03815.00LOCKBOX DEPOSIT 05/03738.00ONEOK, INC 4817903049 240503 481790 05/03604.50MAIN OPER ACCT NARS 240503 0358 05/03144.18BRAINTREE FUNDING 240503 7Y5CV8 05/0364.00RETIREMEN—2327 CORP PAY 240503 EBIX30374 05/06163,312.50NEW YORK LIFE MPP 050624 0991868146 05/06111,448.60LOCKBOX DEPOSIT 05/0640,679.62+Lincoln Nationa EDI PYMNTS 240506 9IKgkkSNKQ 05/0636,066.04AMERIPRISE FINAN AFWFACH 240503 240503000000701 05/0621,064.00CETERA FINANCIAL ACHLB05032 240506 985012 05/0612,088.81LOCKBOX DEPOSIT 05/0611,960.00FMR LLC US-JPM-CCD 050624 2608650 05/067,486.79 MIDLAND NATIONAL ACCTPAYABL 240502 100019000659452 05/065,989.00+Lincoln Nationa EDI PYMNTS 240506 PgelemTChz 05/065,180.00UPRR TRADE PAY 240506 05/063,622.00WESTERN SOUTHERN EDI PYMNTS 240506 02000011842 05/063,579.62+Lincoln Nationa EDI PYMNTS 240506 nGdbul6mvy 05/062,676.78ZENITH INSURANCE APMAY0324Z 240506 772243 05/062,000.00+Lincoln Nationa EDI PYMNTS 240506 AQfV5pGS32

Citizens” pa^i^ Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date AmountDescription 05/06 1,598.00CETERA FINANCIAL ACHLB05032 240506 985011 05/06837.25 NFP CORPORATE SE AP PAYMENT 240503 4620-1235 05/06477.00+Lincoln NationaEDI PYMNTS 240506 xLf9fV1W0w 05/06477.00+Lincoln NationaEDI PYMNTS 240506 Nd6aoggB36 05/06388.00MIDLAND NATIONAL ACCTPAYABL 240502 100019000659442 05/06250.00MIDLAND NATIONAL ACCTPAYABL 240502 100019000659232 05/06169.52 JOHNTEMP7947 TEMP24ACH0 240506 EBIX 05/06165.83 FLYNN & COMPANY AP PAYMENT 240503 2605-1000 05/06125.00Acrisure, LLC PAYMENTS 240506 000000000324677 05/0696.72COUNTY OF NAPA DIRECT PAY 240506101081 05/0652.61BRAINTREE FUNDING 240506 CJXJ8P 05/0628.73BRAINTREE FUNDING 240506 GDJHZT 05/0611.90BRAINTREE FUNDING 240506 5JZH4P 05/07191,266.73LOCKBOX DEPOSIT 05/0747,995.60Sysco Corporatio PAYMENTS 240507 AY-000064138185 05/0745,239.80+Lincoln NationaEDI PYMNTS 240507 86ilTNArKh 05/0740,392.98USAA CASH CONCE 240507 260000000209 05/0725,000.00+Lincoln NationaEDI PYMNTS 240507 qJ84ehkQ8O 05/0725,000.00+Lincoln NationaEDI PYMNTS 240507 dDhGILTfAB 05/071,500.00 EDGEWOOD PARTNER VDR INVCES 240507 103735 05/071,269.00Acrisure, LLC PAYMENTS 240507 000000000325152 05/07876.00+Lincoln Nationa EDI PYMNTS 240507 jMxm6QXGHH 05/07850.00Integrity Health 0988735-IN 240507 e46201453 05/07773.00Acrisure, LLC PAYMENTS 240507 000000000325218 05/07391.48BANKCARD MERCH DEP 240506 948907957005015 05/07273.61Pager Inc MIS 240507 05/07170.56BANKCARD MERCH DEP 240506 948907957005015 05/07124.64 MOHAWK INDUSTRIE EDI PYMNTS 240507 0000623484 05/07122.49VS SERVICE 1040 PAYMENTS 240507 05/0790.61BRAINTREE FUNDING 240507 CQF6Y4 05/0769.87BANKCARD MERCH DEP 240506 948907957005015 05/0757.46BRAINTREE FUNDING 240507 79Q69T 05/0896,455.55LOCKBOX DEPOSIT 05/085,578.58ALG ADMIN SVCS ALG ACH 5 240508 166252 05/085,000.00EMPLOYEE BENEFIT ACH 050824 3194 05/083,277.14MAYA ASSUR OPERA SYSTEMS 240508 EBIX 05/082,856.89 AMERICAN EXPRESS SETTLEMENT 240508 5430020156 05/082,123.65BANKCARD MERCH DEP 240507 948907957005015 05/081,845.45NFP CORPORATE SE AP PAYMENT 240507 4620-1235 05/081,652.303 MARK FINANCIAL ACH Pmt 240508 11131004795 05/081,441.71JH LIFFE INS PAYMENT 050824 P11469541 05/08650.00WEBCO INDUSTRIES Vendor Pmt 240508 0001006840 05/08138.48BRAINTREE FUNDING 240508 525H4P 05/08130.66EAC Brokerage In Insurance 240508 5791432072 05/0857.46BRAINTREE FUNDING 240508 77TMY4 05/09124,569.57LOCKBOX DEPOSIT 05/0919,403.42DEPOSIT 05/096,846.37 INTUIT 61777274 BILL_PAY 050624 CLAREMONT INSUR 05/094,050.00Guardian Life In PAYMENTS 240509 1227489 05/093,000.00ACS BENEFIT SERVINV PMT 240509

Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 05/09 2,133.46 MUTUAL OF OMAHA TRANSFERS 240509 AP0014438645 05/09643.72LOCKBOX DEPOSIT 05/09474.00MSIG Insurance S 31574 240509 000000000013389 05/09411.00BANKCARD MERCH DEP240508 948907957005015 05/09350.00Navia Benefit So ACH BATCH 240509 V4880 05/09147.08BANKCARD MERCH DEP240508 948907957005015 05/0993.25BANKCARD MERCH DEP240508 948907957005015 05/0985.87BRAINTREE FUNDING 240509 45R3RY 05/0932.01BROWN & BROWN PAYMENTS 240508 EFT-01757921 05/0916.50KYAGCSIF PAYABLES 240509 900000007202150 05/1015,181.50AMERICAN EXPRESS SETTLEMENT 240510 1046396313 05/1011,449.23INSURMARK—1252 CORP PAY 240510 EBIX30374 05/1010,000.00ZENITH AMERICAN DIRECT-PAY 240509 72408012 05/107,690.00+Lincoln Nationa EDI PYMNTS 240510 bql7lryq1K 05/107,625.00+Lincoln Nationa EDI PYMNTS 240510 W1 hgSSvQyl 05/106,096.56OSG SHIP MANAGEM PAYMENTS 240509 900000007218652 05/105,000.00STONEX GROUP INC ACHTRANSAC 240510 3006040 05/104,637.10SYLVAMO NORTH AM TRADE PAY 240510 05/102,637.18TRUECAR, INC. PAYMENT 240509 S-002237 05/102,500.00GROUP INS OPS PAYMENTS 240510 VEN00260 05/102,294.24AMERICAN EXPRESS SETTLEMENT 240510 5430020156 05/102,215.00+Lincoln Nationa EDI PYMNTS 240510 ildpyxvY2m 05/101,934.17BANKCARD MERCH DEP 240509 948907957005015 05/101,804.59LOCKBOX DEPOSIT 05/101,416.66VALMARK FINANCIA PAYABLES 050924 ZINNIA 05/101,206.80AGENCY SERVICESCORP PAY 240510 EBIX 05/101,136.75+Lincoln Nationa EDIPYMNTS 240510 GglOyvGj2O 05/10820.00+Lincoln Nationa EDIPYMNTS 240510 PFynKJR94Z 05/10642.00+Lincoln Nationa EDIPYMNTS 240510 C0baJu8A86 05/10463.50PS DEBIT PAYABLES 240510 EBIX 05/10370.00+Lincoln Nationa EDI PYMNTS 240510 t76jdwkOJc 05/10250.00 MIDLAND NATIONAL ACCTPAYABL 240508 100019000661702 05/10221.00Integrated Marke AchBatch 240510 EBIX 05/10192.14BANKCARD MERCH DEP 240509 948907957005015 05/10175.00EDGEWOOD PARTNER VDR INVCES 240510 104251 05/10145.00Acrisure, LLC PAYMENTS 240510 000000000326848 05/10122.00+Lincoln Nationa EDI PYMNTS 240510 xHozHhaOqj 05/1052.06BRAINTREE FUNDING 240510 CQPZQT 05/1022.50PROMEDICA HEALTH AP PAYMENT 240509 1000-0000012282 05/109.271331 17TH ST DEN CHECKING 240509 770021975 05/108.231401 17TH ST DEN CHECKING 240509 770021975 05/13110,600.19PRUDENTIAL FINAN VEND PYMT 240512 104813 05/1321,835.28AMERICAN EXPRESS SETTLEMENT 240512 1046396313 05/1318,485.57SAGICOR LIFE INS SAGICORPMT 051324 VEBI001 05/1313,294.05 BANKCARD MERCH DEP 240510 948907957005015 05/1311,645.53 Bkly Tech Svcs L ACH 240510 AP0002405786 05/139,811.20LOCKBOX DEPOSIT 05/135,821.00COUNTRYWAY INSUR ACH 051324 10043412 05/135,500.00 Bkly Tech Svcs L ACH 240510 AP0002405274 05/132,467.82 BANKCARD MERCH DEP 240510 948907957005015 Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 57 of 77

Citizens™

Page 21 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
05/13	2,200.17	BANKCARD MERCH DEP 240510 948907957005015
05/13	2,090.88	AMERICAN EXPRESS SETTLEMENT 240511 1046396313
05/13	888.03	Marsh and McLenn PAYMENTS 240511 2511237
05/13	33.61	BRAINTREE FUNDING 240513 5NYDRD
05/13	492.12	9265 DBT RETURN - 721041 EXTENDEDSTAY #9812ALPHARETTA GA
05/14	55,072.26	BANKCARD MERCH DEP 240513 948907957005015
05/14	27,464.00	TruStage CMFGL PYMT 240513 6113560
05/14	20,306.00	NL ACCTS PAYABLE AP PAYMENT 240513 285225
05/14	12,249.13	LOCKBOX DEPOSIT
05/14	11,142.95	EDGEWOOD PARTNER VDR INVCES 240514 104307
05/14	10,814.83	BANKCARD MERCH DEP 240513 948907957005015
05/14	10,566.75	PACIFIC LIFE INS ACH 240513 AP0013734909
05/14	4,791.66	LOCKBOX DEPOSIT
05/14	4,572.73	EDGEWOOD PARTNER VDR INVCES 240514 104308
05/14	3,874.51	BANKCARD MERCH DEP 240513 948907957005015
05/14	3,526.75	BRIGHTHOUSE PAYMENTS 240513 102CCD043670
05/14	2,858.00	J. Safra Inc. SAFRA BANK 240514 V00246
05/14	2,370.75	EDGEWOOD PARTNER VDR INVCES 240514 104442
05/14	1,584.98	Marsh and McLenn PAYMENTS 240514 2511461
05/14	715.03	NORDSTROM INC NORD ACH 240514 111561589
05/14	323.92	BANKCARD MERCH DEP 240513 948907957005015
05/14	250.00	UNITED AGENCIESB PC CLEAR 240514 EBIXINC-02
05/14	248.65	EDGEWOOD PARTNER VDR INVCES 240514 104447
05/14	217.69	EDGEWOOD PARTNER VDR INVCES 240514 104305
05/14	203.36	Hilb NY Op 2580 CASH C&D 240514 Zinnia
05/14	149.80	EDGEWOOD PARTNER VDR INVCES 240514 104304
05/14	131.40	HomeStreet Bank DIRECT PAY 240513 C000001491
05/14	120.27	EDGEWOOD PARTNER VDR INVCES 240514 104443
05/14	71.93	EDGEWOOD PARTNER VDR INVCES 240514 104446
05/14	56.60	BRAINTREE FUNDING 240514 4FMVNJ
05/14	56.38	EDGEWOOD PARTNER VDR INVCES 240514 104444
05/14	54.08	EDGEWOOD PARTNER VDR INVCES 240514 104441
05/14	50.00	The Hilb Group Bill.com 240514 015ZFAZFAX1PHRE
05/14	33.28	EDGEWOOD PARTNER VDR INVCES 240514 104306
05/14	33.16	350 SOUTH GRAND checking 240514 770021975
05/14	31.93	EDGEWOOD PARTNER VDR INVCES 240514 104309
05/14	18.37	EDGEWOOD PARTNER VDR INVCES 240514 104445
05/14	8.01	EDGEWOOD PARTNER VDR INVCES 240514 104303
05/14	5.05	BANKCARD MERCH DEP 240513 948907957005015
05/14	4.97	EDGEWOOD PARTNER VDR INVCES 240514 104302
05/15	201,573.71	JH LIFFE INS PAYMENT 051524 P11549730
05/15	175,151.11	MAN LIFE INS PAYMENT 051524 P11549718
05/15	149,701.19	BANKCARD MERCH DEP 240514 948907957005015
05/15	101,041.57	Guardian Life In PAYMENTS 240515 1234895
05/15	69,452.35	ZELIS HEALTHCARE 11931 240515 1021285811931
05/15	41,115.78	ZELIS HEALTHCARE 11931 240515 1021281611931
05/15	21,035.56	LOCKBOX DEPOSIT
05/15	6,123.60	PEARL CARROLL & PY05/15/24 240515 00EB77002
05/15	3,714.44	FIVE POINT COMMU PAYMENTS 240514 27569211
05/15	2,855.69	HEALTHSTREAM INC HSTM 240515 61248

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Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 05/15 1,085.00LOCKBOX DEPOSIT 05/15750.00GOODYEAR TIRE PAYMENTS 240515 2125792064 05/15740.00BRAKEBUSH BROTHE PAYABLES 240515 05/15628.30ALERA GROUP INC DIRECT-PAY 240514 72804790 05/15500.00AMGEN LIFEDIPYMT 051424 2000014687 05/15458.75AMERICAN EXPRESS SETTLEMENT 240515 5430020156 05/15278.00BANKCARD MERCH DEP 240514 948907957005015 05/15186.12The Hilb Group Bill.com 240515 015ZKYHQYM1R5N3 05/15155.22ENTERSOLAR, LLC VENDOR PMT 240515 EBIX, INC. 05/15127.06UNIVERSAL LIFE I ULICO 240515 L0583 05/15109.97BRAINTREEFUNDING 240515 KH53PP 05/1598.65BRAINTREEFUNDING 240515 HMSYZ8 05/1541.26BRAINTREEFUNDING 240515 6FCPHJ 05/1521.53BRAINTREEFUNDING 240515 4KNXPP 05/154.81AMERICAN EXPRESS SETTLEMENT 240515 1046396313 05/1639,280.97Sysco Corporatio PAYMENTS 240516 AY-000064202959 05/1638,240.62 KNIGHTS OF COLUM APD0120240 240516 10012000002398 05/1629,549.52LOCKBOX DEPOSIT 05/1616,916.04INTERNATIONAL PA TRADE PAY 240516 05/1615,995.71PREFERRED CARE S PAYMENT 240516 SUPPLIER_CONNEC 05/1610,509.90PREFERRED CARE S PAYMENT 240516 SUPPLIER_CONNEC 05/169,747.30BANKCARD MERCH DEP 240515 948907957005015 05/163,148.96VOLENTE INSURANC QUICKBOOKS 240516 631648270 05/162,862.50DORMITORY AUTHOR CORP PMT 240516 U76731 05/162,096.80BALLARD SP WA PAYMENT 240516 3139 05/161,608.79DEPOSIT 05/161,099.26ELECTROLUX-2122 ACH PAYMNT 051624 1001613020 05/16150.00Angle & Fifth LL 8191E5E081 240516 24051517160266 05/1630.00CHARLES TAY 0428 CORP PAY 240516 05/1618.80BRAINTREE FUNDING 240516 FT23RY 05/1618.00MICLAIMOPERATING CASH DISB 240516 EBIX 05/1730,464.01LOCKBOX DEPOSIT 05/1723,009.25JOHNS HOPKINS AP TRADE PAY 240517 05/1722,727.14LOCKBOX DEPOSIT 05/1722,047.43FGBS FGBS JPM C 240517 7388 05/1721,548.97IDA—GEN PAYMENTS 240517 05/1713,880.00ASPIDA LIFE INSU ALIC ACH R 240516 164923 05/176,480.00MUTUAL OF OMAHA TRANSFERS 240517 AP0014459650 05/173,070.00INSURANCE-5886 CORP PAY 240517 EBIX30374 05/171,457.00SIMPLICIT—3293 CORP PAY 240517 EBIX30374 05/171,116.18CHESAPEAKE-8040 CORP PAY 240517 EBIX30374 05/171,000.00Acrisure, LLC PAYMENTS 240516 000000000328755 05/17515.00MSIS, Inc. ePay 240517 05/17408.00RETIREMEN—2327 CORP PAY 240517 EBIX30374 05/17400.00M&O MARKET- 2069 CORP PAY 240517 EBIX30374 05/17316.00TOTAL FINA-2600 CORP PAY 240517 EBIX30374 05/17277.20CompSourceMutual Invoice 240517 05/17140.40PAI-Operating Ac ACH Pmt 240516 00CTPAEBI 05/17136.96DAVIS FIN-6010 CORP PAY 240517 EBIX30374 Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 59 of 77

Citizens™

Page 23 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
05/17	89.00	CENTERSTONEI4386 ACH0515AP 240517 DISB649795
05/17	87.00	GRAY AND CO CONS PAY 240517 EBIX
05/17	84.00	NEDASTRA HOLDING EDI PYMNTS 240517 01-301520000224
05/17	73.50	AMERICAN FI-5415 CORP PAY 240517 EBIX30374
05/17	43.35	BRAINTREE FUNDING 240517 3TWFK8
05/17	12.46	BRAINTREE FUNDING 240517 F5QJ44
05/20	238,808.94	LOCKBOX DEPOSIT
05/20	164,075.00	Ameritas Life In XO01ACH 240520 XO010000012789
05/20	47,700.00	FMR LLC US-JPM-CCD 052024 2619231
05/20	36,609.38	HSBC Bank USA, N 5802388458 240517 3363868
05/20	13,284.97	ZENITH AMERICAN DIRECT-PAY 240517 73149204
05/20	5,973.15	AETNA INC PAYMENTS 240520 0000817982
05/20	3,000.00	+Lincoln Nationa EDI PYMNTS 240520 CTfUu1w5zR
05/20	2,000.00	Integrity Market Bill.com 240520 016PGUOMS3CGBE6
05/20	1,546.68	PRICESMART, INC. PAYMENTS 052024 24093-36097
05/20	1,090.00	+Lincoln Nationa EDI PYMNTS 240520 Qvo56Pujlv
05/20	459.79	AMERICAN EXPRESS SETTLEMENT 240518 5430020156
05/20	364.43	GUIDEONE INSURAN GUIDEONE I 240517 SUP0244
05/20	300.00	RETURN SETTLE RETURN 240520 -SETT-AUTO 2
05/20	142.00	EAGLE LIFE AEGL PAYMENTS 240520
05/20	56.80	BRAINTREE FUNDING 240520 3BZ7RY
05/21	145,529.10	AMERICAN EXPRESS SETTLEMENT 240521 1046396313
05/21	70,843.24	LOCKBOX DEPOSIT
05/21	42,517.14	LOCKBOX DEPOSIT
05/21	25,416.32	FORETHOUGHT LIFE ACH 240520 AP0000083045
05/21	19,192.16	E G C INC CCD PYMT 240520 072414112915745
05/21	18,750.00	WESTERN SOUTHERN EDI PYMNTS 240521 02000012045
05/21	5,722.50	WESTERN SOUTHERN EDI PYMNTS 240521 02000012043
05/21	5,213.95	ADVANTEST PAYMENTS 240521 688528
05/21	4,665.00	WESTERN SOUTHERN EDI PYMNTS 240521 02000012044
05/21	3,190.00	FMR LLC US-JPM-CCD 052124 2620122
05/21	2,926.74	Newman Financial MayExp24 240521 CTZIUS33
05/21	2,476.95	BUILDERS MUTUAL MISC 240521 EBIX
05/21	2,218.50	JOHNS HOPKINS AP TRADE PAY 240521
05/21	458.42	AMERICAN EXPRESS SETTLEMENT 240521 5430020156
05/21	289.00	NFP CA INSURANCE AP PAYMENT 240520 4600-1107
05/21	230.30	BANKCARD MERCH DEP 240520 948907957005015
05/21	202.05	BWD GROUP AP PAYMENT 240520 2103-1013
05/21	193.32	ROSE & KIERNAN, AP PAYMENT 240520 5525-1298
05/21	144.64	BANKCARD MERCH DEP 240520 948907957005015
05/21	140.00	PComp PY240521 240521
05/21	52.61	BRAINTREE FUNDING 240521 227FT4
05/21	28.00	ALLIANTINOPER617 PREAUTHPAY 240521 EBIXINC-01
05/21	32,450.00	INCOMING WIRE TRANSFER (MTS NO.240521002092)
05/21	2,500.00	INCOMING WIRE TRANSFER (MTS NO.240521002288)
05/22	118,043.13	BANKCARD MERCH DEP 240521 948907957005015
05/22	63,295.63	ACS BENEFIT SERV INV PMT 240522
05/22	55,378.01	LOCKBOX DEPOSIT

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 05/22 50,803.00 SUN LIFE SLOC CCD 240520 0000003350 05/2241,659.74FSHP HCS, LLC 1000170211 240521 730018000007282 05/2241,540.79LOCKBOX DEPOSIT 05/2225,222.95 AMERICAN EXPRESS SETTLEMENT 240522 1046396313 05/2225,000.00EAGLE LIFE AEGL PAYMENTS 240522 05/2220,870.04 BANKCARD MERCH DEP 240521 948907957005015 05/2220,160.00AUTO-OWNERS INSU DAILY 240522 05/2215,876.99 BANKCARD MERCH DEP 240521 948907957005015 05/2214,265.72FMR LLC US-JPM-CCD 052224 2621074 05/2213,329.94 BANKCARD MERCH DEP 240521 948907957005015 05/229,064.60 MSA Worldwide, L PAYMENTS 240521 S20240006040563 05/223,789.00AM GEN LIF EDI PYMT 052124 2000015556 05/223,572.16CSC CORP—FSG U 1000616923 240522 635521500001171 05/221,690.15BALDWIN RISK PAR DIRECT-PAY 240521 73345293 05/22750.00RETURN SETTLE RETURN 240522 -SETT-AUTO 2 05/22720.26ZELIS HEALTHCARE 12021 240522 1021633112021 05/2252.50SEDGWICK COUNTY AP PAYMENT 240522 05/2252.41BRAINTREE FUNDING 240522 BXX798 05/2232,450.00INCOMING WIRE TRANSFER (MTS N0.240522002287) 05/23280,168.03LOCKBOX DEPOSIT 05/23114,336.00JPMORGAN CHASE B PAYMENT 240523 05/2362,710.88BANKCARD MERCH DEP 240522 948907957005015 05/2330,000.00Guardian Life In PAYMENTS 240523 1246800 05/2314,627.89BANKCARD MERCH DEP 240522 948907957005015 05/236,876.88LUBBOCK COUNTY H ACH Paymen 240523 SU-001270 05/232,800.00EQUITABLE FINANC DIRECT PAY 240523 RG00030931 05/231,599.00PREFERRED CARE S PAYMENT 240523 SUPPLIER_CONNEC 05/23991.38BALDWIN RISK PAR DIRECT-PAY 240522 73420507 05/23965.03AMERICAN EXPRESS SETTLEMENT 240523 1046396313 05/23400.00CAPITAS FINANCIA 20240523 240523 Ebix 05/23225.00Society Insuranc Misc 240523 EBIX 05/23172.73BANKCARD MERCH DEP 240522 948907957005015 05/23112.32Reliance Standar EDI PYMTS 240523 647131857 05/2390.61BRAINTREE FUNDING 240523 K7FDP4 05/2373.30Sequoia Living I EDI PYMNTS 240523 00020598 05/2362.00TruStage CMFGL PYMT 240522 6133636 05/2328.73BRAINTREE FUNDING 240523 GNVFNJ 05/2457,833.50LOCKBOX DEPOSIT 05/2439,083.18FSHP HCS, LLC 1000171010 240523 730018000007492 05/2415,316.23Aon Corporation BK-7460304 240523 BK-7460304 05/243,926.13AMERICAN EXPRESS SETTLEMENT 240524 1046396313 05/243,168.30RBC CAPITAL MARK PAYMENTS 240524 05/242,279.18Relation Insuran PAYMENTS 240524 16579989 05/242,259.75JOHNS HOPKINS AP TRADE PAY 240524 05/241,585.06PRICESMART, INC. PAYMENTS 052424 24299-36097 05/241,500.00LTCI PARTNERS, L AP PAYMENT 240524 4020-2207 05/241,388.78FRATES BENEFITS EBIX 240524 14414801 05/24 1,136.00A.G.I.A., Inc Payment 240524 7789 05/24985.86ASIANA MANAGEMEN Payment 240524 EBIXI001 Please See A< ional Information on Next Page case 23-80oo4-sweii doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 61 of 77 Citizens* pa9e25of29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date AmountDescription 05/24 642.00MIDWESTER—3662 PAYMENT 052224 EBIXI001 05/24544.38OSCARMANAGEMENTC EDI PYMNTS 240524 100989078178986 05/24525.00KY AGC SIF PAYABLES 240524 900000007389064 05/24459.18AMERICAN EXPRESSSETTLEMENT 240524 5430020156 05/24450.75LOCKBOX DEPOSIT 05/24436.94AMERICAN EXPRESSSETTLEMENT 240524 4101039048 05/24417.30LOCKBOXDEPOSIT 05/24403.89LOCKBOXDEPOSIT 05/24377.11LOCKBOXDEPOSIT 05/24157.57Ryan Specialty L PAYMENTS 240524 SAP-104833 05/2499.95FRST BK MRCH SVC DEPOSIT 240523 374212269889 05/2476.00Goddard Systems EDI PYMNTS 240524 VENDPYMT1315 05/2474.73Construction Ins AchBatch 240524 14413919 05/2466.87BRAINTREE FUNDING 240524 J3JJ6D 05/2458.63INSURICA INSURAN CORP PAY 240524 V—EBIXINC-01 05/2446.20SKYWAY CEMENT CO TRADE PAY 240523 05100 05/2412.46BRAINTREE FUNDING 240524 9FC7XJ 05/28133,432.75FMR LLC US-JPM-CCD 052824 2626061 05/28120,667.48LOCKBOX DEPOSIT 05/2895,894.27BANKCARD MERCH DEP 240527 948907957005015 05/2811,708.00SUMMIT CONSULTIN 205611 240528 0827073 05/284,646.51FOUNDERSSEC2823 CREDITS 240528 EBIX, INC. 05/283,220.00FMR LLC US-JPM-CCD 052824 2624153 05/282,000.00+Lincoln Nationa EDI PYMNTS 240528 76mxY0VZcg 05/281,591.31BANKCARD MERCH DEP 240524 948907957005015 05/281,209.80AGENCY SERVICES CORP PAY 240528 ZINNIA 05/281,020.00Killington PMD T&E PMTS 240528 4843 05/28909.50Brookfield Power 8/135435/1 240528 135435/240528/2 05/28841.86BANKCARD MERCH DEP 240527 948907957005015 05/28498.26MERRICK PAYMENT 240528 1003828 05/28459.79 AMERICAN EXPRESS SETTLEMENT 240525 5430020156 05/28225.00Relation Insuran PAYMENTS 240525 16597806 05/28169.52JOHNTEMP7947 TEMP24ACH0 240528 EBIX 05/28106.30WILSON ELECTRIC WILSON ELE 240528 4580 05/2871.65ALMO CORPORATION PAYMENTS 240524 33061 05/2871.61BRAINTREE FUNDING 240528 9PWN98 05/2848.00OpenSesame Bill.com 240528 015HZRSNEM2493O 05/2828.73BRAINTREE FUNDING 240528 H3FB2Y 05/281.23BRAINTREE FUNDING 240528 5F4Q3J 05/29272,264.47LOCKBOX DEPOSIT 05/29114,721.86ZELIS HEALTHCARE 12111 240529 1021677312111 05/2981,497.94LOCKBOX DEPOSIT 05/2943,095.66MAN LIFE INS PAYMENT 052924 P11839919 05/2942,549.97Merative US L.P. PAYMENTS 240529 4431 05/2935,517.00UNIVERSAL INSURA ACH 240529 04323 05/2931,862.00SUN LIFE SLOC CCD 240527 0000003551 05/2923,093.29AMERICAN FAMILY PAYMENT 240528 240528EBIX INC 05/294,039.06BRENTWOOD SVR OP VENDORPMT 240529 EBIXIN001 05/292,724.00LTCI PARTNERS, L AP PAYMENT 240528 4020-2207 05/292,650.00OSAIC, INC. OPERATIONS 240528 SUP—00005692 Please See Additional Information on Next Page

Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date Amount Description 05/29 2,043.31WACKER CHEMICAL PAYMENT 240529 05/291,195.49DESIGNER BRANDS EDI PYMNTS 240529 47901 05/29990.00PACIFIC LIFE INS ACH 240528 AP0013776627 05/29675.86GEORGETOWN FINAN ZINNIA0424 240529 05/29415.00 SOUTHEAST IOWA R PAYMENT 240529 SUP001393 05/29289.07Interfor Corpora EDI PYMNTS 240529 10723 05/29107.00Hibu Inc AP PAYMENT 240529 036076150 05/29100.50BROWN & BROWN PAYMENTS 240528 EFT-01793253 05/2997.57BRAINTREE FUNDING 240529 84R76Y 05/2986.19BRAINTREE FUNDING 240529 GQP2SJ 05/2954.00ESKENAZI HEALTH ESKENAZI 240528 05/2942.50BROWN & BROWN PAYMENTS 240528 EFT-01793267 05/2923.75BRAINTREE FUNDING 240529 FZTRQ8 05/2917.09Studio checking 240529 770021975 05/2912.12BRAINTREE FUNDING 240529 KB4ZWD 05/295.63US ADMIN CLAIM VENDORPMT 240529 EBIXIN001 05/296,000,000.00INCOMING WIRE TRANSFER (MTS N0.240529007926) 05/30313,793.80FMR LLC US-JPM-CCD 053024 2627618 05/30183,721.92LOCKBOX DEPOSIT 05/30106,815.11 FORETHOUGHT LIFE ACH 240529 AP0000083399 05/3078,856.00 Ameritas Life In XO01ACH 240530 XO010000013090 05/3018,802.80 SECURITY MUTUAL 11028 240529 000461706458440 05/3017,282.54 BANKCARD MERCH DEP 240529 948907957005015 05/3015,371.19 PREFERRED CARE S PAYMENT 240530 SUPPLIER_CONNEC 05/3014,245.15SANTA CLARA COUN VENDOR PMT 240530 0005004222 05/309,152.10 AIRPRODUCTS 9621 EDI PAYMNT 053024 US102000188576 05/307,500.00AM GEN LIF EDI PYMT 052924 2000016394 05/306,508.43GNA AP DISBURSE INV PAY 240530 000000600097215 05/304,833.26TRANSAMERICA LIF PAYABLES 240530 0770021975 05/304,500.00EDWARD JONES EDI PYMNTS 240530 01674494 05/303,700.00DIVERSIFIED BNFT PAYMENTS 240530 05/303,543.83WASTE MANAGEMENT DOMTBOA034 240530 9000465863 05/303,400.00covr Financial Payments 240530 Ebix 05/302,637.09AMERICAN EXPRESS SETTLEMENT 240530 1046396313 05/302,579.36MUTUAL OF OMAHA TRANSFERS 240530 AP0014488991 05/302,306.99VDDC Checking C1053024 053024 ET000257 05/301,785.00HD MOTOR COMPANY PAYMENT 240530 05/301,702.02UTICA MUTUAL INS EFT MANUAL 240529 672200 05/301,468.00CHARLES TAYLOR CORP PAY 240530 05/301,154.53TRANSAMERICA LIF PAYABLES 240530 0770021975 05/30845.40ARTHUR J GALLAGH DOMTZZ2009 240529 002EFTI036936 05/30570.00MSIG Insurances 31659 240530 000000000013560 05/30541.69TRANSAMERICA LIF PAYABLES 240530 0770021975 05/30521.52BROWN & BROWN PAYMENTS 240529 EFT-01820795 05/30350.00Navia Benefit So ACH BATCH 240530 V4880 05/30231.00ONEGAS PAYMENTS 240530 1300223 05/30212.41MWH CONSTRUCTORS AP PAYMENT 240530 EBI0001 05/30183.00ARROWHEADGENERAL PAYMENT 240529 05/30139.00Decisely Insuran 0993174IN 240530 Please See Additional Information on Next Page

Kk Citizens * Page27of29 Business Checking w/lnterest for XXXXXX-270-5 Continued Deposits & Credits (Continued) Date AmountDescription 05/30 139.00Decisely Insuran 0991661 IN 240530 05/3070.00TRANSAMERICA LIF PAYABLES 240530 0770021975 05/3062.59BJ’S RESTAURANTS TRADE PAY 240529 EBIXIN 05/3036.43P96822 HIGH GROU PAYMENTS 240530 05/3028.73BRAINTREE FUNDING 240530 FSF3J4 05/3011.22CONFIE ADMINISTR EDI PYMNTS 240530 0993612-IN 05/303.83ICMA-RC DBA MSQ TRADE PAY 240530 S-0818 05/31110,422.00BANK OF AMERICA 2003PPDJJS 240531 200320002642432 05/3117,833.14FMR LLC US-JPM-CCD 053124 2627876 05/3113,297.39ZENITH AMERICAN DIRECT-PAY 240530 74163802 05/3112,381.25JPMORGAN CHASE B PAYMENT 240531 05/319,825.00Robert W. Baird PAYMENT 240531 0000024103 05/314,729.21ICW Group Coupa Pay 240531 10766392 05/314,120.00SUN LIFE SLOC CCD 240529 0000004578 05/314,000.00MARYKNOLL F N B AP 240531 20091 05/313,319.38JANNEY PAYMENT 240531 E1002451 05/312,626.25ALERA GROUP INC DIRECT-PAY 240530 74149006 05/312,533.35Aon Corporation BK-7484576 240530 BK-7484576 05/311,788.00JELD-WEN, Inc. EDI PYMNTS 240531 2000483168 05/31 1,714.33DUCK CREEK TECHN 36961 240530 234136 05/311,547.13BANKCARD MERCH DEP 240530 948907957005015 05/311,200.00AETNA INC PAYMENTS 240531 0000823655 05/311,185.75AIMCOR GROUP, LL ACH Pmt 240531 11133365039 05/311,121.42Hotaling Group I Zinnia Dis 053124 05/311,000.00BROOKFIELD HOSPI CASH CONC 240530 01069075 05/31600.00INSURANCE TECH PAYMENT 240531 707 05/31450.00LOCKBOX DEPOSIT 05/31400.00TOWN OF NORTH HA TNH ACH 240531 1640 05/31399.95FRST BK MRCH SVC DEPOSIT 240530 374212269889 05/31201.50OTTER TAIL POWER OTP AP ACH 240531 116137 05/31200.01NATIONAL BROKERA Ven Co 240531 Vendor 11 05/31177.89Interior Corpora EDI PYMNTS 240531 10729 05/31125.25VS SERVICE 1040 PAYMENTS 240531 05/31123.83BANKCARD MERCH DEP 240530 948907957005015 05/31110.12DUNNEDWARDS CORP AP PAYMENT 240531 05/3189.00ARTHUR J GALLAGH DOMTZZ2009 240530 002EFTI037109 05/3177.68OSG SHIP MANAGEM PAYMENTS 240530 900000007462372 05/3173.54BANKCARD MERCH DEP 240530 948907957005015 05/3119.00BRAINTREE FUNDING 240531 8ZCQNJ 05/3115.24BRAINTREE FUNDING 240531 2MW4WY 05/3112.46BRAINTREE FUNDING 240531 G7ZSRY 05/3112.00Arrowood Arrowpoint 240530 V-01103 05/31605,054.83INCOMING WIRE TRANSFER (MTS NO.240531003862) 05/313,340.00INCOMING WIRE TRANSFER (MTS NO.240531019195)

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 64 of 77
Page 28 of 29

Business Checking w/Interest for XXXXXX-270-5 Continued

Daily Balance

Date	Balance	Date	Balance	Date	Balance
05/01	9,489,868.63	05/13	8,955,718.41	05/22	9,597,251.91
05/02	15,650,951.17	05/14	8,626,142.86	05/23	9,095,066.24
05/03	16,409,329.75	05/15	9,346,030.39	05/24	9,031,224.39
05/06	11,898,809.02	05/16	9,314,032.73	05/28	7,801,737.07
05/07	12,114,242.30	05/17	9,251,488.59	05/29	12,849,017.45
05/08	10,340,912.86	05/20	9,700,602.73	05/30	9,178,563.33
05/09	8,783,074.36	05/21	9,080,564.19	05/31	9,649,888.51
05/10	8,849,360.98				

	Current Balance
=	**9,649,888.51**

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 65 of 77

Citizens™

Page 29 of 29

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ____________
Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ____________
Total of 2

3 Subtotal by adding 1 and 2

= $ ____________
Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ____________
Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ____________
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Commercial Account rop4475’oBR558 19 Statement P.O. Box 7000 Providence, Rl 02940 Page 1 Of 4 Beginning May 01, 2024 through May 31, 2024 Questions? Contact us today: EBIX INC„A1 DEBTOR IN POSSESSION CASE 23-80004CALL: payrollCommercial Account Customer 1 EBIX WAYQprvirA JOHNS CREEK GA 30097-58011 800^862-6200 VISIT: yHJ Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, Rl 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 PAYROLL Business Checking w/lnterest XXXXXX-349-3 Business Checking w/lnterest for XXXXXX-349-3 Balance Calculation Balance Previous Balance .00 Average Daily Balance.00 Checks-3,041.38Interest Debits-1,251,934.79Current Interest Rate.00% Deposits & Credit+1,254,976.17Annual Percentage Yield Earned.00% Interest Paid+.00Number of Days Interest Earned31 Current Balance=.00. ..,„„ Interest Earned.00 Interest Paid This Year.00 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $0 Your next statement period will end on June 28, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts.

Page 2 of 4 Business Checking w/lnterest for XXXXXX-349-3 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3 Checks (Note—checks that are present out of numeric sequence are denoted with an asterisk (*)) Previous Balance Check# AmountDate Check#AmountDate-00 641.23 05/17598374.8905/15Total Checks 182.4605/08599250.0005/17“3Q4138 374.8905/06601*126.6805/29 250.0005/061012*200.0005/09 641.2305/31 Debits ** Total Debits **May include checks that have been processed electronically by the payee/merchant. — — -1,251,934.79 Date Amount Description Other Debits 05/09 71,695.27OUTGOING WIRE TRANSFER (MTS N0.240509003078) 05/09556,117.02OUTGOING WIRE TRANSFER (MTS N0.240509003079) 05/2378,546.84OUTGOING WIRE TRANSFER (MTS N0.240523003173) 05/23545,575.66OUTGOING WIRE TRANSFER (MTS N0.240523003175) Deposits & Credits Total Deposits & Credits Date Amount Description+1,254,976.17 05/06 624.89 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/08182.46 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/09628,012.29 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/15374.89 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/17891.23 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/23624,122.50 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/29126.68 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 05/31641.23 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 68 of 77 KX Citizens* Pa9e3of4 Business Checking w/lnterest for XXXXXX-349-3 Continued Daily Balance Current Balance Date BalanceDateBalanceDateBalance=.00 05/06 ..0005/15.0005/29.00 05/08.0005/17.0005/31.00 05/09.0005/23.00 Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 69 of 77

Citizens™

Page 4 of 4

Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

- Adding any interest earned
- Subtracting any fees or other charges

1 Your current balance on this statement

$ ______ Current Balance

2 List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $ ______ Total of 2

3 Subtotal by adding 1 and 2

= $ ______ Subtotal of 1 and 2

4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $ ______ Total of 4

5 Subtract 4 from 3. This should match your checkbook register balance.

= $ ______ Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens
Customer Service Center
P.O. Box 42001
Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD's and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A. REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number, if any.
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.
- It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.
In your letter, give us the following information:

- Account information: Your name and account number.
- Dollar amount: The dollar amount of the suspected error.
- Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

- We cannot try to collect the amount in question or report you as delinquent on that amount.
- The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 70 of 77

Corporate Business Account Statement

PNC BANK

Page 1 of 2
Account Number: xx-xxxx-2144

For the period 05/01/2024 to 05/31/2024

EBIX INC. #23-80004
DEBTOR IN POSSESSION
1 EBIX WAY
JOHNS CREEK GA 30097-5801

Number of enclosures: 0
Tax ID Number: 77-0021975
For Client Services:
Call 1-800-669-1518

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary

Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
222,418.10	325,058.86	250,460.57	297,016.39

Deposits and Other Credits

Description	Items	Amount
Deposits	0	.00
National Lockbox	0	.00
ACH Credits	0	.00
Funds Transfers In	2	325,058.86
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Credits	0	.00
Total	2	325,058.86

Checks and Other Debits

Description	Items	Amount
Checks	103	248,676.09
Returned Items	0	.00
ACH Debits	0	.00
Funds Transfers Out	0	.00
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Debits	1	1,784.48
Total	104	250,460.57

Ledger Balance

Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
05/01	221,353.13	05/14	322,263.29	05/23	203,968.09
05/03	220,105.58	05/15	292,042.01	05/24	386,677.61
05/06	214,410.03	05/16	281,827.17	05/28	352,245.57
05/07	213,554.16	05/17	273,696.18	05/29	349,985.67
05/08	212,885.80	05/20	222,796.18	05/30	301,509.16
05/09	335,217.49	05/21	222,496.18	05/31	297,016.39
05/13	324,588.29	05/22	213,274.18		

Deposits and Other Credits

Funds Transfer In

2 transactions for a total of $325,058.86

Date posted	Amount	Transaction description	Reference number
05/09	130,715.36	Domestic Incoming Wire 2459J49442451MI8	W2459J49442451ML8
05/24	194,343.50	Domestic Incoming Wire 245Oe2611D4F2Bv0	W245OE2611D4F2BV0

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 71 of 77

Corporate Business Account Statement

EBIX INC. #23-80004
DEBTOR IN POSSESSION

For the period 05/01/2024 to 05/31/2024
Account number: xx-xxxx-2144
Page 2 of 2

Checks and Other Debits

Checks and Substitute Checks

103 transactions for a total of $248,676.09

Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number	Date posted	Check number	Amount	Reference number
05/01	Sum. 1	1,064.97	Summary	05/14	Sum. 1	2,325.00	Summary	05/23	Sum. 8	9,306.09	Summary
05/03	Sum. 2	1,247.55	Summary	05/15	Sum. 2	30,221.28	Summary	05/24	Sum. 8	11,633.98	Summary
05/06	Sum. 6	5,695.55	Summary	05/16	Sum. 2	10,214.84	Summary	05/28	Sum. 30	34,432.04	Summary
05/07	Sum. 3	855.87	Summary	05/17	Sum. 3	8,130.99	Summary	05/29	Sum. 5	2,259.90	Summary
05/08	Sum. 3	668.36	Summary	05/20	Sum. 3	50,900.00	Summary	05/30	Sum. 9	48,476.51	Summary
05/09	Sum. 5	8,383.67	Summary	05/21	Sum. 1	300.00	Summary	05/31	Sum. 4	2,708.29	Summary
05/13	Sum. 2	10,629.20	Summary	05/22	Sum. 5	9,222.00	Summary				

Other Debits

1 transaction for a total of $1,784.48

Date posted	Amount	Transaction description	Reference number
05/31	1,784.48	Corporate Account Analysis Charge	0000000000000031924

Check and Substitute Check Summary

* Gap in check sequence

Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number	Check number		Amount	Date paid	Reference number
14460	*	450.00	05/20	019202361	14784		10,000.00	05/16	017644221	14827	*	1,500.00	05/28	013106471
14631	*	450.00	05/20	019202362	14785		28,962.19	05/15	016685976	14828		34,449.00	05/30	014115856
14655	*	303.92	05/09	013280594	14786		7,890.64	05/17	018203586	14829		200.00	05/22	010432691
14669	*	47.08	05/28	032910706	14787		50,000.00	05/20	019422401	14830		750.00	05/24	011515925
14679	*	238.78	05/28	011952140	14788		6,398.00	05/22	010406798	14831		250.00	05/28	012351011
14687	*	304.86	05/06	011022223	14789		5,990.00	05/23	010767215	14832		1,000.00	05/28	012266437
14690	*	549.29	05/29	013682783	14791	*	9,587.00	05/28	013100931	14833		500.00	05/28	012962851
14695	*	124.28	05/08	012714687	14792		600.00	05/22	084606221	14835	*	178.08	05/24	011638420
14697	*	214.84	05/16	017438840	14794	*	258.16	05/24	011445575	14838	*	500.00	05/31	015168036
14702	*	38.21	05/30	014215547	14795		500.00	05/23	010922377	14841	*	500.00	05/30	079442037
14706	*	134.79	05/13	015187193	14797	*	250.00	05/28	087234972	14842		2,400.00	05/30	014241149
14718	*	138.00	05/17	018220972	14798		200.00	05/29	013993732	14843		311.25	05/28	012677721
14722	*	300.00	05/09	013264734	14799		750.00	05/28	012544922	14844		6,100.20	05/30	014385215
14724	*	389.03	05/07	081364513	14800		375.00	05/28	012052416	14845		1,259.09	05/24	011738164
14725		144.38	05/07	081618568	14801		300.00	05/23	010518920	14846		300.00	05/23	010572552
14731	*	229.75	05/09	013648659	14802		752.10	05/29	013545675	14847		600.00	05/28	012774445
14733	*	300.00	05/03	009382952	14803		300.00	05/28	012515200	14848		2,500.00	05/28	012886538
14739	*	119.80	05/06	010754804	14804		750.00	05/22	084682675	14849		198.00	05/28	012516645
14740		113.56	05/06	036371941	14805		800.00	05/28	012159519	14850		300.00	05/31	015512878
14750	*	2,325.00	05/14	035072132	14806		4,279.21	05/28	012478769	14851		250.00	05/28	012103328
14762	*	297.33	05/06	010503414	14807		666.09	05/23	010575917	14852		981.10	05/28	013173541
14765	*	10,494.41	05/13	014990342	14808		1,499.00	05/28	012314258	14853		83.12	05/28	012090528
14766		1,064.97	05/01	019423221	14809		1,285.50	05/28	012927982	14855	*	792.00	05/28	012154726
14767		200.00	05/06	010228158	14810		750.00	05/30	080258850	14856		3.47	05/24	011228914
14770	*	481.58	05/08	012956515	14812	*	750.00	05/28	012614601	14857		400.00	05/28	012394485
14771		947.55	05/03	009397995	14813		450.00	05/29	013967078	14858		1,274.00	05/22	035982181
14773	*	322.46	05/07	011746308	14814		1,500.00	05/24	011576137	14859		300.00	05/21	009732093
14776	*	1,430.00	05/30	014359956	14816	*	5,478.60	05/24	011354217	14860		800.00	05/23	010911391
14777		4,660.00	05/06	080352407	14817		500.00	05/23	011133054	14861		500.00	05/28	087520666
14778		62.50	05/08	012685616	14819	*	75.00	05/28	011984196	14862		1,430.00	05/28	011977439
14779		6,350.00	05/09	013210469	14820		250.00	05/23	011122574	14863		1,631.00	05/30	014597070
14780		102.35	05/17	018236362	14821		250.00	05/31	015580662	14867	*	1,658.29	05/31	014836507
14781		1,200.00	05/09	013733234	14822		2,206.58	05/24	011449207	14876	*	308.51	05/29	013432622
14782		2,400.00	05/28	012355688	14823		500.00	05/28	087541068	14878	*	1,178.10	05/30	014359759
14783		1,259.09	05/15	017193718										

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 72 of 77

TAIMMA COMMUNICATIONS INC

Statement of Account

Wednesday, May 01, 2024 - Friday, May 31, 2024

Account Name:	Account:	Branch:	Currency:
xxxxx xxx6091	7336091	4280	USD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			05/01/2024	$354.95
	Service Charge	$5.00		05/21/2024	$349.95
	Closing Balance			05/31/2024	$349.95

Totals:	**$5.00**	**$0.00**
Item Count:	**1**	**0**

Generated on: 10:33:57 Tue Jun 11, 2024 Page 4

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 73 of 77 Ebix, Inc PNC Bank Reconciliation May 31, 2024 Bank Ac# 0832 GL# 100350 Date Description Amount 5/31/24Book Balance$94,794.00 Outstanding Checks208,592.50 2/29 Check 6864 Reversal(1,000.00) Duplicate Checks Cleared Nov23(1,883.75) Checks voided and cleared Jan24($13,786.36) Checks voided and cleared Feb24($1,100.00) Returned Checks Nov236,050.00 Returned Checks Jan24450.00 Returned Check Apr244,900.00 Transfers Fees Adjusted Book Balance297,016.39 5/31/24Bank Balance297,016.39 Difference0.00

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc
Main Document Page 74 of 77

Ebix, Inc
Citizens Main Operating
Bank Reconciliation
May 31, 2024
Bank A/C #: xxxxxxx2705
GL#: 100430; Bank code B

Date	Description	Amount
5/31/24	**Book Balance**	**10,026,739.45**
5/31/24	**Outstanding Checks**	5,389.00
5/31/24	Detailed CR reconciling items	12,228.73
5/31/24	Payve Vs AMEX 4663	(72,252.00)
5/31/24	Credit Card Deposits in Transit	(145,841.24)
5/31/24	Detailed AP MC rec items	$0.00
5/31/24	OA Rec	($138,752.58)
	April Unknown variance caused by Zinnia receipts	(37,626.34)
	Immaterial variance	$3.49
	Adjusted Book Balance	**9,649,888.51**
5/31/24	**Bank Balance**	9,649,888.51
	Difference	**(0.00)**

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 75 of 77 Ebix, Inc Payroll- Regions Bank Reconciliation May 31, 2024 Bank A/C #: xxxxxx8891 G/L A/C #: 100440 Date Description Amount 5/31/24Book Balance(2,145.10) Outstanding Checks: 2,143.63 Unreconciled Difference 1.47 Adjusted Book Balance 0.00 5/31/24Bank Balance- Difference0.00

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 76 of 77

Ebix, Inc
Regions Oakstone
Bank Reconciliation
May 31, 2024
Bank A/C #: xxxxxx6154
G/L A/C #: 100445

Date	Description	Amount 100445
5/31/24	**Book Balance**	**2,434,284.12**
5/31/24	Wires in transit	18,443.64
5/31/24	Passthrus not posted	
5/31/24	Oakstone deposits in Regions op account	0.00
5/31/24	Checks in transit	(770.08)
5/31/24	Chargebacks not posted	
5/31/24	CC in transit	(735,920.65)
5/31/24	Items in Suspense/posting errors	-
	Bank activity	1,028,249.21
	Less adj for Medical	(722,254.26)
	Less accruals for Wellness and Hope	(35,947.41)
		(78,851.69)
	Adjusted Book Balance	1,907,232.88
5/31/24	**Bank Balance**	1,907,232.88
	Difference	**0.00**

Case 23-80004-swe11 Doc 651 Filed 06/20/24 Entered 06/20/24 16:39:34 Desc Main Document Page 77 of 77 Ebix, Inc Checking GL# 100500-0000-00-0000—TD Bank- # xxxxx xxx6091 (in USD) Bank Reconciliation May 31, 2024 Date Description Amount Comments 5/31/24 Book Balance349.95 Bank Fees Adjusted Book Balance$349.95 5/31/24 Bank Balance349.95 Difference-